                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (ss.)240.14a-11(c) or (ss.)240.14a-12

                             LONE WOLF ENERGY, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         $
         -----------------------------------------------------------------------

     (5) Total fee paid:

         $
         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             -------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         (3) Filing Party:

             -------------------------------------------------------------------

         (4) Date Filed:

             -------------------------------------------------------------------

LONE WOLF ENERGY, INC.
                                               201 ROBERT S. KERR, SUITE 500
                                               OKLAHOMA CITY, OKLAHOMA 73102
                                               TELEPHONE:  (405) 749-7777


                            NOTICE OF ANNUAL MEETING

                         TO BE HELD ON           , 2001

TO THE SHAREHOLDERS:

         Lone Wolf Energy, Inc., will hold its annual shareholders meeting at ___________ , _____________ in Oklahoma City, Oklahoma, commencing at 10:00 a.m., local time on ________, 2001 to vote on:

1. The Agreement and Plan of Merger, dated May 4, 2001, to cause Lone Wolf to reincorporate in Oklahoma by merging with and into its wholly-owned subsidiary, Zenex Telecom, Inc.;

2.       The 2001 Stock Option Plan;

3. The change of corporate name from "Lone Wolf Energy, Inc." to "Zenex Telecom, Inc.";

4. The election of three directors, each to hold office until the 2002 annual meeting of shareholders and until his successor is duly elected and qualified;

5. Ratification of Henderson, Sutton & Company, P.C. as the independent accountants for 2001; and

6. Any other matters that properly comes before the meeting or any adjournment or postponement of the Annual Meeting.

         Lone Wolf shareholders at the close of business on          , 2001, are
receiving notice and may vote at the Annual Meeting. Approval of the Agreement and Plan of Merger requires the affirmative vote of at least a majority of the outstanding shares of common stock, while all other matters presented at the Annual Meeting require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MATTERS BEING VOTED UPON.

         YOUR ATTENDANCE OR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND RETURN THE ENCLOSED PROXY, USING THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO LONE WOLF SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS:


                                       Douglas A. Newman, Corporate Secretary

Oklahoma City, Oklahoma
         , 2001
---------

                                 PROXY STATEMENT

                                   ----------

                             LONE WOLF ENERGY, INC.
                         201 ROBERT S. KERR, SUITE 500
                         OKLAHOMA CITY, OKLAHOMA 73102
                            TELEPHONE: (405) 749-7777

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON             , 2001


                     SOLICITATION AND REVOCATION OF PROXIES

         This Proxy Statement is furnished to the shareholders of Lone Wolf Energy, Inc. in connection with an Annual Meeting of the holders of Lone Wolf common stock to be held at ______________ in Oklahoma City, Oklahoma, at 10:00 a.m., local time, on __________, 2001 and any adjournment or postponement of the Annual Meeting. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy will be first mailed on or about _____________, 2001, to Lone Wolf's shareholders of record on __________, 2001.

         If the accompanying Proxy is properly executed and returned, the shares of common stock represented by the Proxy will be voted at the Annual Meeting. If you indicate on the Proxy a choice with respect to any matter to be voted on, your shares will be voted in accordance with your choice. If no choice is indicated, your shares of common stock will be voted FOR

o approval of an Agreement and Plan of Merger under which Lone Wolf will reincorporate in Oklahoma by its merger with and into its wholly-owned subsidiary, Zenex Telecom, Inc., Inc., resulting in the Lone Wolf shareholders becoming shareholders of Zenex, and each share of common stock will be converted into one share of common stock of Zenex (the "reincorporation merger");

o        approval of the 2001 Stock Option Plan;

o approval to change our name from "Lone Wolf Energy, Inc." to "Zenex Telecom, Inc.";

o the election of three directors, each to hold office until the 2002 annual meeting of shareholders and until his successor is duly elected and qualified; and

o ratification of Henderson, Sutton & Company, P.C. as the independent accountants for 2001.

In addition, your shares will also be considered and voted upon other business matters that properly comes before the Annual Meeting or any adjournment or postponement. Our Board of Directors knows of no business matters that will be presented for consideration at the Annual Meeting, other than matters described in this Proxy Statement. Once given, you may revoke the Proxy by

o giving written notice of revocation to our Secretary at any time before your Proxy is voted,

o executing another valid proxy bearing a later date and delivering this proxy to our Secretary prior to or at the Annual Meeting, or

o        attending the Annual Meeting and voting in person.

         Neither the corporate laws of Oklahoma, the state in which we are incorporated, nor our Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. Our policy is as follows:

o to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting;

o to treat abstentions as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote; and

o to consider neither abstentions nor broker non-votes in determining results of plurality votes.

         We will bear the expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying Proxy. These expenses include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Solicitation of Proxies may be made by mail, telephone, personal interviews or by other means by our directors or employees without additional compensation other than reimbursement for their related out-of-pocket expenses.

                          SHAREHOLDERS ENTITLED TO VOTE

         The shareholders entitled to vote at the Annual Meeting are the holders
of record, at the close of business on            , 2001 (the "Record Date"), of
the 27,810,790 shares of common stock then outstanding. Each holder of a share of common stock outstanding on the Record Date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. Our officers and directors own of record a total of 7,236,498 shares or 26% of the outstanding common stock, and have agreed to vote these shares in approval of the matters specifically identified in this Proxy Statement and have reserved their voting right respect other business matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of common stock outstanding and represented at the Annual Meeting will constitute a quorum for the transaction of business. The affirmative vote of the holders of a majority of outstanding shares of common stock is required for approval of the reincorporation-merger, while each of the other matters presented at the Annual Meeting requires the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person and by proxy and entitled to vote. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

         OUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED AND RECOMMENDS TO YOU AND OUR OTHER SHAREHOLDERS APPROVAL OF EACH OF THE FOREGOING MATTERS.

         THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                               TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
SOLICITATION AND REVOCATION OF PROXIES ........................................................    1

PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT .............................................    5

PROPOSAL ONE - PROPOSED MERGER AND REINCORPORATION IN OKLAHOMA ................................    6
         General ..............................................................................    6
         Reasons for and Advantages of Reincorporation in Oklahoma ............................    7
         Disadvantages of Reincorporation in Oklahoma .........................................    7
                  Changes in Our Corporate Charter to be Effected by the Reincorporation ......    7
                  Material Differences between Oklahoma and Colorado Corporate Laws ...........    8
                  Indemnification of Directors and Officers ...................................   10
                  Appraisal Rights ............................................................   10
                  Consideration for Stock .....................................................   10
                  Loans and Other Assistance to Officers, Directors and Employees .............   10
                  Shareholder Action by Written Consent .......................................   10
         Federal Income Tax Consequences ......................................................   10
         Securities Act Consequences ..........................................................   11
         Dissenters' Rights of Appraisal ......................................................   11
         Required Affirmative Vote ............................................................   11
         Recommendation of Our Board of Directors .............................................   11

PROPOSAL TWO - APPROVAL OF AMENDMENT OF OUR 2001 STOCK OPTION PLAN ............................   12
         The Stock Option Plan ................................................................   12
                  Grant and Exercise of Options ...............................................   12
                  Stock Appreciation Rights ...................................................   13
                  Termination and Amendment ...................................................   13
                  Participants ................................................................   13
         Federal Income Tax Consequences ......................................................   13
         Consequences of Reincorporation Merger ...............................................   14
         Required Affirmative Vote ............................................................   14
         Recommendation of Our Board of Directors .............................................   14

PROPOSAL THREE - NAME CHANGE AMENDMENT TO ARTICLES OF INCORPORATION ...........................   15
         Consequences of Reincorporation Merger ...............................................   15
         Required Affirmative Vote ............................................................   15
         Recommendation of Our Board of Directors .............................................   15

PROPOSAL FOUR - ELECTION OF DIRECTORS .........................................................   15
         Nominees .............................................................................   16
         Required Affirmative Vote ............................................................   16
         Recommendation of Our Board of Directors .............................................   16
         Information About the Nominee Directors ..............................................   16
         Compliance with Section 16(a) of the Securities Exchange Act of 1934 .................   17
         Meetings and Committees of the Board of Directors ....................................   17

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS ..............................................   17
         Executive Officers Compensation ......................................................   17
         Compensation of Directors ............................................................   18
         Employment Arrangements ..............................................................   18

PROPOSAL FIVE - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS ........................   18
         Independent Accountants' Fees ........................................................   19
         Required Vote ........................................................................   19
         Recommendation of Our Board of Directors .............................................   19

CERTAIN TRANSACTIONS ..........................................................................   19

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING ...............................................   20

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING .................................................   20

WHERE YOU CAN FIND MORE INFORMATION ...........................................................   20


APPENDIX A -- Agreement and Plan of Merger

APPENDIX B -- Significant Differences between Oklahoma and Colorado Corporate
              Laws

APPENDIX C -- 2001 Stock Option Plan

APPENDIX D -- Amendment to the Articles of Incorporation

APPENDIX E -- Audit Committee Charter

APPENDIX F -- Article 113 (Sections 7-113-101 through 7-113-302) of the Colorado
              Business Corporation Act

               PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT

         The following table presents, as of the Record Date, information related to the beneficial ownership of our common stock of (i) each person who is known to us to be the beneficial owner of more than 5% thereof, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group, together with their percentage holdings of the outstanding shares. To our knowledge, all persons listed have sole voting and investment power with respect to their shares unless otherwise indicated, and there are no family relationships amongst our executive officers and directors other than Marc W. Newman and Douglas A Newman are son and father. For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owns includes shares of our common stock that the person has the right to acquire within 60 days of the date of the Record Date from exercise of stock options and are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.

                                                                                          SHARES       PERCENT OF
                                                                                       BENEFICIALLY   OUTSTANDING
NAME (AND ADDRESS) OF BENEFICIAL OWNER                                                   OWNED(1)     SHARES(1)(2)
                                                                                       ------------  -------------
Marc W. Newman(3)                                                                         5,256,498           18.9%
    201 Robert S. Kerr, Suite 500
    Oklahoma City, Oklahoma 73102

Douglas A Newman(4)                                                                       1,630,000            5.9%
    201 Robert S. Kerr, Suite 500
    Oklahoma City, Oklahoma 73102

Joey Alfred(5)                                                                              250,000            *

Brian Gustas(6)                                                                             100,000            *

Executive Officers and Directors as a group
    (four persons)(3)                                                                     7,236,498           26.0%

----------
 *       The percentage is less than 1.0%.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of the named person to acquire the shares within 60 days of the above-mentioned date are treated as outstanding for determining the amount and percentage of common stock owned by the person. Based upon our knowledge, each named person has sole voting and sole investment power with respect to the shares shown except as noted, subject to community property laws, where applicable.

(2) The percentage shown was rounded to the nearest one-tenth of one percent, based upon 27,810,790 shares of common stock being outstanding on the Record Date.

(3) A director and our Chief Executive Officer. The beneficially owned shares and the percentage include 551,064 shares of common stock held by Mr. Newman's wife and 205,434 shares held by Newboy, Inc., a corporation controlled by Mr. Newman.

(4)      A director and our Chief Financial Officer and Secretary.

(5) Vice President of Zenex Communications, Inc., our wholly-owned subsidiary.

(6)      A director and our President.

                                  PROPOSAL ONE

                 PROPOSED MERGER AND REINCORPORATION IN OKLAHOMA

GENERAL

         Our Board of Directors is proposing that our the state of incorporation, which is currently Colorado, be changed to Oklahoma, the state in which our principal offices are located. This change is proposed to be effected by the Agreement and Plan of Merger which is attached to this Proxy Statement as Appendix A (the "Plan of Merger"). Our Board of Directors has unanimously approved the Plan of Merger for submission to you and our other shareholders. The Plan of Merger provides for our merger (the "Reincorporation Merger") with and into Zenex Telecom, Inc., an Oklahoma corporation that is our wholly-owned subsidiary, with Zenex being the surviving corporation. This will, in effect, cause us to be reincorporated in Oklahoma. On the effective date of the Reincorporation Merger, each issued and outstanding share of our common stock (other than those with respect to which the holders have perfected their rights to appraisal under Colorado law) will be converted into one share of Zenex common stock, $.001 par value per share. See "--Dissenters' Rights of Appraisal." The following discussion summarizes all material aspects of the Reincorporation Merger and the Plan of Merger (which is attached to this Proxy Statement as Appendix A).

         On the effective date of the Reincorporation Merger, Zenex will succeed to all of our assets, liabilities and business and will possess all of our rights and powers. Our officers and directors and those of Zenex will be the same.

         Except as described below, shareholders of Zenex, as shareholders of an Oklahoma corporation, will, in general, have the same rights that they currently possess as shareholders of a Colorado corporation, although certain changes are inherent in being incorporated in Oklahoma rather than in Colorado. A summary of these changes, as they might affect you and our other shareholders, entitled "Significant Differences Between Oklahoma and Colorado Corporate Laws," is attached to this Proxy Statement as Appendix B. Also, see "Disadvantages of Reincorporation in Oklahoma--Material Differences between Oklahoma and Colorado Corporate Laws" below for a brief discussion of the material differences.

         The Plan of Merger will be terminated if it is not approved by our shareholders or if certain other conditions are not met. In addition, the Plan of Merger may be terminated if our shareholders holding 0.5% or more of our outstanding common stock indicate at or before the Annual Meeting that they intend to exercise their appraisal rights under Colorado law. See "--Dissenters' Rights of Appraisal."

         On the effective date of the Reincorporation Merger, our issued and outstanding shares of common stock will automatically be converted into shares of Zenex common stock. Shareholders may, but are not required to, surrender their present common stock certificates so that replacement certificates representing shares of Zenex common stock may be issued in exchange therefor. Certificates representing our common stock should not be destroyed or returned to us or our transfer agent. After the Reincorporation Merger, certificates representing our outstanding common stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Zenex common stock. OTR, Inc., our transfer agent and registrar of our common stock, will act as transfer agent and registrar for Zenex after the Reincorporation Merger.

         The Plan of Merger provides that it may be amended at any time, whether before or after shareholder approval of the Plan of Merger, by agreement of our and Zenex's Boards of Directors, subject to any restrictions imposed by the laws of Colorado and Oklahoma. Oklahoma law does not permit an amendment to the Plan of Merger absent shareholder approval if the amendment would adversely affect our or Zenex's holders of any class of stock.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN OKLAHOMA

         The proposal to reincorporate in Oklahoma is made for several reasons. Following amendment of the Oklahoma General Corporation Act to substantially conform to the corporate laws of Delaware, Oklahoma has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations that have their principal offices in Oklahoma have subsequently reincorporated in Oklahoma. The Oklahoma courts, relying in large part on the corporate law of Delaware, are developing expertise in dealing with corporate law issues. Because Oklahoma corporate law substantially conforms to that of Delaware, a substantial body of case law has developed construing Delaware that serves as president for Oklahoma law and establishes public policies with respect to Oklahoma corporations, thereby providing greater predictability with respect to legal affairs.

         In addition, the differences between Oklahoma's and Colorado's corporate laws allow Oklahoma corporations greater latitude of corporate action. In the opinion of management, this latitude affords Oklahoma corporations more opportunities to raise capital. The procedures and degree of shareholder approval required for Oklahoma corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital-raising process than those which apply to Colorado corporations. For example, shareholders of an Oklahoma corporation having less than 1,000 shareholders may act without a meeting so long as a sufficient number consent in writing to the action. A sufficient number is that number which would be required to vote for the action if a meeting had taken place. A Colorado corporation's shareholders may only act without a meeting if all shareholders entitled to vote at such a meeting consent in writing to the action. An Oklahoma corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend-paying securities. Under Oklahoma law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Colorado law dividends may be paid out of the corporation's net assets in excess of the corporation's stated capital and amounts payable in voluntary liquidation to holders of shares carrying a liquidation preference over the class of shares as to which a dividend is declared. In our management's opinion, underwriters and other members of the financial services industry are more willing and better able to assist in capital-raising programs for corporations having the greater flexibility reflected in the examples mentioned.

         Additionally, in response to the liability insurance crisis, like Colorado, the Oklahoma legislature amended its corporation law to provide a corporation the right to limit the monetary liability of directors under certain circumstances and to provide corporations with greater flexibility in indemnifying officers and directors. As discussed below, Oklahoma law is more permissive than Colorado law with respect to indemnification of officers and directors. Accordingly, it should be easier for an Oklahoma corporation than for a Colorado corporation to attract and retain qualified directors. These and other differences between Colorado's and Oklahoma's corporate laws are more fully explained in Appendix B.

DISADVANTAGES OF REINCORPORATION IN OKLAHOMA

         Despite the belief of our Board of Directors as to the benefits or advantages of reincorporation in Oklahoma, some shareholders may find the Reincorporation Merger disadvantageous for several reasons. These reasons may including the changes in our Articles of Incorporation effected by the Reincorporation Merger and differences in Colorado and Oklahoma corporate laws.

         CHANGES IN OUR CORPORATE CHARTER TO BE EFFECTED BY THE REINCORPORATION. Approval of the Plan of Merger by the shareholders will also constitute approval of the provisions of the Certificate of Incorporation of Zenex (see Exhibit A to the Agreement and Plan of Merger). The Certificate of Incorporation of Zenex differs from our Articles of Incorporation in certain respects, material differences are described below.

         Our Articles of Incorporation authorize 100,000,000 shares of common stock and 20,000,000 shares of preferred stock, $.001 par value per share. The Certificate of Incorporation of Zenex authorizes 200,000,000 shares of common stock and also 20,000,000 shares of preferred stock, $.001 par value per share. Our Board of Directors believes that the 100,000,000 share increase in the number of authorized common stock is required to enable us to respond to business opportunities and to pursue objectives that may develop or arise in the future. Our Board of Directors also believes that the availability of additional shares

o will provide us with the flexibility to issue common stock for proper corporate purposes that may be identified by our Board of Directors from time to time, including financings, acquisitions, strategic business relationships or stock dividends and stock splits and

o will enable us to attract and retain talented employees through grant of stock options and other stock-based incentives.

The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain a pro rata ownership interest, on a shareholder's percentage voting power.

         The authorized shares of common stock in excess of those issued will be available for issuance at times and for corporate purposes that our Board of Directors deems advisable without further action by our shareholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which our securities may be listed or traded. Upon issuance, these shares will have the same rights as the outstanding shares of common stock. Holders of common stock do not have preemptive rights. Our Board of Directors does not intend to issue any common stock except on terms that the Board deems to be in our best interest and the best interests of our then-existing shareholders.

         The increase in the number of authorized shares of common stock is not for the purpose of discouraging tender offers or takeover attempts. However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of us. Additionally, the increase in authorized shares is not in response to any effort by any party to accumulate material amounts of common stock or to acquire control of us by means of merger, tender offer, proxy contest or otherwise, or to change our management. In addition, the increase is not part of a plan by management to recommend a series of similar amendments to our Board of Directors and our shareholders. As of the Record Date, 172,189,210 shares will be available for issuance.

         MATERIAL DIFFERENCES BETWEEN OKLAHOMA AND COLORADO CORPORATE LAWS. The following is a discussion of material ways in which Colorado and Oklahoma corporate laws differ. A more thorough discussion of these differences, and of other significant differences between Oklahoma and Colorado corporate laws, is contained in Appendix B.

         Business Combinations with Substantial Shareholders

         Oklahoma law contains a statutory provision that is intended to curb abusive takeovers of Oklahoma corporations. Colorado law contains no similar provision. The Oklahoma provision addresses the problem by preventing certain business combinations of the corporation with interested shareholders within three years after such shareholders become interested. In general, an interested shareholder is one who beneficially owns 15 percent or more of the voting stock of the corporation. This provision does provide certain exceptions. For example, an interested shareholder could engage in a business combination with the corporation if the board of directors of the corporation, prior to the date the shareholder became interested, approved the business combination or the transaction by which the shareholder became interested. Also, an interested shareholder could engage in a business combination with the corporation if the transaction in which it became an interested shareholder resulted in it becoming the beneficial owner of at least 85 percent of the voting stock of the corporation. Because the provision may have a deterrent effect on the ability or desire of third persons to acquire a substantial block of Zenex common stock and to attempt to gain control of Zenex, our directors could be deemed to have a personal interest in consummating the Reincorporation Merger.

         This provision does not apply to a corporation if such corporation's original certificate of incorporation contains a provision electing not to be governed by it. The Certificate of Incorporation of Zenex provides that this provision does not apply to Zenex and its shareholders.

         Control Share Acquisition

         Oklahoma law contains a statutory provisions that are intended to deter unfriendly takeovers of Oklahoma corporations through tender offers and other takeover methods. Colorado law does not contain similar provisions. In general, the Oklahoma law provides that shares ("interested shares") of voting stock acquired (within the meaning of a "control share acquisition") become nonvoting stock for the three-year period following the control share acquisition. This loss of voting rights does not apply if a majority of the holders of non-interested shares approve a resolution reinstating the interested shares with the same voting rights that the shares had before the interested shares became control shares.

         Any person ("acquiring person") who proposes to make a control share acquisition may, at the person's election, and any acquiring person who has made a control share acquisition is required to deliver an acquiring person statement to us disclosing prescribed information regarding the acquisition. Corporations subject to these provisions are required to present to the next annual meeting of the shareholders the reinstatement of voting rights with respect to the control shares that resulted in the control share acquisition. Alternatively, an acquiring person may request a special meeting of shareholders for this purpose; however, the acquiring person must undertake to pay the costs and expenses of the special meeting. In the event voting rights of control shares acquired in a control share acquisition are reinstated in full and the acquiring person has acquired control shares with a majority or more of all voting power, corporation's shareholders have dissenters' rights entitling them and the other shareholders to receive the fair value of the shares of the common stock held. In this case, the fair value is at least the highest price paid per share by the acquiring person in the control share acquisition.

         A "control share acquisition" includes the acquisition by any person (including persons acting as a group) of ownership of, or the power to direct the exercise of voting power with respect to, control shares (generally shares having more than 20% of all voting power in the election of directors of a publicly held corporation), subject to the following exceptions:

o an acquisition under an agreement of merger, consolidation, or share acquisition to which we are a party and which is effected in compliance with the Oklahoma General Corporation Act;

o an acquisition by a person of additional shares within the range of voting power for which the person has received approval by the majority of the holders of non-interested shares;

o an increase in voting power resulting from any action taken by us, provided the person whose voting power is thereby affected is not our affiliate;

o an acquisition by proxy solicitation under and in accordance with the Securities Exchange Act of 1934, as amended, or the laws of Oklahoma; and

o an acquisition from any person whose previous acquisition of shares did not constitute a control share acquisition, provided the acquisition does not result in the acquiring person holding a higher range of voting power than that of the person from whom the control shares were acquired.

These statutory provisions are not applicable to a corporation if the corporation's original certificate of incorporation contains a provision electing not to be governed by it. The Certificate of Incorporation of Zenex provides that these provisions do not apply to Zenex and its shareholders.

         The Oklahoma Control Share Acquisition Act is intended to have the effect of encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with the corporation's board of directors rather than pursue non-negotiated takeover attempts. We believe that elimination of the voting disabilities imposed by the Oklahoma law will encourage non-negotiated takeover attempts to effect a change in control and replacement of incumbent management without shareholder approval. However, there is no assurance that the terms of a non-negotiated takeover will be on more favorable terms to Zenex shareholders compared to a takeover negotiated with and approved or supported by Zenex's board of directors.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Oklahoma law provides a corporation broader powers to indemnify its directors and officers than does Colorado law. Oklahoma law explicitly provides that the provisions dealing with indemnification shall not be exclusive of any other right of indemnification which a director or officer may otherwise have. Under Colorado law, a corporation may provide greater indemnification rights than those provided by law only for officers, employees, or agents of a corporation, and not for directors. In addition, Oklahoma law is more liberal in providing directors and officers indemnification rights in that a director or officer seeking advancement of expenses in anticipation of a proceeding in which he may seek to be indemnified may be provided such advancement by the board of directors of the corporation without further act. Under Colorado law, in each instance in which a director or officer seeks advancement of expenses, the director or officer must show that he was entitled to such advancement. The Certificate of Incorporation of Zenex embodies Oklahoma's more liberal powers of indemnification.

         APPRAISAL RIGHTS. Oklahoma law also differs from that of Colorado in that, in the event a Colorado corporation enters into an agreement to sell, lease, exchange or other disposition of all or substantially all of its assets, its shareholders have a right to dissent from the transaction and seek appraisal rights for the fair value of their shares. Under Oklahoma law a shareholder does not have a right to dissent and seek appraisal in the event the corporation enters into an agreement to sell, lease, exchange or other disposition of all or substantially all of its assets.

         CONSIDERATION FOR STOCK. Under Colorado law, a corporation may issue its capital stock only in return for cash, property or past services having a value at least equal to that of the stock, as established by the corporation's board of directors. Under Oklahoma law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the value of the issued stock, as determined by the board of directors.

         LOANS AND OTHER ASSISTANCE TO OFFICERS, DIRECTORS AND EMPLOYEES. Oklahoma law permits a corporation to make or guarantee loans to officers and employees of the corporation who are also directors of the corporation. Under Colorado law, a corporation may make or guarantee loans to its employees and officers who are also directors only if the transaction is approved by the corporation's shareholders.

         SHAREHOLDER ACTION BY WRITTEN CONSENT. Under Oklahoma law, unless otherwise provided in the certificate of incorporation, action by the shareholders of the corporation (that has less than 1,000 shareholders) may be taken without a meeting of the shareholders by written consent so long as the stock ownership represented by those consenting in writing to the action amounts at least to the number of votes that would have been necessary to approve such action at a meeting of the shareholders. The Certificate of Incorporation of Zenex permits action by written consent. Under Colorado law, shareholders of a corporation may only act by written consent if all shareholders entitled to vote on such action consent to the action in writing. Because we have more than 1,000 shareholders, we cannot take actions by written consent unless all of our shareholders entitled to vote on such action consent in writing.

FEDERAL INCOME TAX CONSEQUENCES

         The Reincorporation Merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming such tax treatment, no taxable income, profit, or loss will be recognized by us or our shareholders as a result of the exchange of shares of common stock for shares of Zenex common stock in completion of the Reincorporation Merger. However, shareholders who perfect their appraisal rights and receive a cash payment for their shares will recognize taxable gain or loss equal to the difference between the cash received and their tax basis in the shares to which the payment relates in accordance with the provisions contained in Section 302 of the Code. Such gain or loss will be capital gain or loss if the common stock was a capital asset in the hands of the particular shareholder.

SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE REINCORPORATION MERGER.

SECURITIES ACT CONSEQUENCES

         The shares of Zenex common stock to be issued in exchange for our outstanding shares of common stock are not being registered under the Securities Act of 1933. In that regard, we and Zenex ares relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of this Rule by the Securities and Exchange Commission that indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the shareholders of either corporation do not render Rule 145(a)(2) inapplicable.

         After the Reincorporation Merger, Zenex will be a publicly-held company, Zenex common stock will be quoted on the OTC Bulletin Board, and Zenex will file periodic reports and other documents with the Securities and Exchange Commission and provide to its shareholders the same types of information that we have previously filed and provided. Shareholders whose common stock is freely tradeable before the Reincorporation Merger will have freely tradeable shares of Zenex common stock. Shareholders holding restricted shares of common stock will have shares of Zenex common stock that will be subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Zenex common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares of Zenex common stock on the date they acquired their shares of common stock. In summary, Zenex and its shareholders (you and the other former shareholders) will be in the same respective positions under the federal securities laws after the Reincorporation Merger as were prior to the Reincorporation Merger.

DISSENTERS' RIGHTS OF APPRAISAL

         Shareholders who file with us, at or prior to the Annual Meeting, a written objection to the Plan of Merger, and who do not vote in favor of the Plan of Merger, may, within 30 days after notice that the Plan of Merger is approved (if approved), make written demand on Zenex for the payment to them of the fair value of their shares. Any shareholder who fails (i) to file the required written objection with us at or prior to the Annual Meeting, and (ii) to refrain from voting his shares for approval of the Plan of Merger, shall not acquire a right to receive payment for his shares. Shareholders should send their written demand for payment on Zenex to 201 Robert S. Kerr, Suite 500, Oklahoma City, Oklahoma 73102. Thereafter, assuming compliance with the dissenter rights provisions, dissenting shareholders who properly exercise their rights will receive cash equal to the fair value of their shares in lieu of shares of Zenex. Shareholders are referred to the full text of Sections 7-113-101 through 7-113-302 of the Colorado Business Corporation Act, which are attached as Appendix F.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the outstanding shares is required for approval of the reincorporation merger. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         The Board of Directors of the Company recommends a vote "For" the Plan of Merger. Proxies solicited by the Board of Directors of the Company will be so voted unless shareholders specify a contrary choice.

         IF THE PLAN OF MERGER IS APPROVED, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR PRESENT COMMON STOCK CERTIFICATES FOR CERTIFICATES REPRESENTING SHARES OF ZENEX COMMON STOCK.

                                  PROPOSAL TWO

              APPROVAL OF AMENDMENT OF OUR 2001 STOCK OPTION PLAN

         Our Board of Directors is seeking shareholder approval of amendment of our 2001 Stock Option Plan (the "Plan"), which, effective May 1, 2001, was adopted by the Board of Directors. A copy of the Plan is attached hereto as Appendix C. Subject to approval of the Plan by a majority of our shareholders, the number of shares of our common stock reserved for issuance upon the exercise of options granted under the Plan will be 4,000,000 shares.

THE STOCK OPTION PLAN

         The purpose of the Plan is to strengthen our ability to attract and retain well-qualified personnel, to furnish additional incentive to those persons responsible for our success, and thereby to enhance shareholder value. The Plan provides for the grant of stock options ("Options"), including incentive stock options ("ISO Options") and non-incentive stock options ("NSO Options"), with or without stock appreciation rights ("SARs"), to our employees, independent contractors and consultants, including employees who also serve as our directors. Under the provisions of the Plan, we intend that ISO Options (with or without SARs) qualify as options granted pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and are entitled to the favorable tax consequences thereunder upon the grant and exercise of the ISO Options. The total number of shares of common stock authorized and reserved for issuance upon exercise of Options granted under the Plan will be 4,000,000.

         GRANT AND EXERCISE OF OPTIONS. Our Board of Directors or the stock option committee appointed by our Board will administer and interpret the Plan and has authority to grant Options to all eligible employees, independent contractors and consultants, and determine the types of Options (with or without SARs) granted, the terms, restrictions and conditions of the Options at the time of grant, and whether SARs, if granted, are exercisable at the time of exercise of the Option to which the SAR is attached.

         Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Option grant provides. The purchase price of the common stock under the Option is determined by our Board or the stock option committee; however, the purchase price may not be less than 85% (100% for ISO Options) of the fair market value of our common stock on the date of grant of the Option. However, if a option holder owns more than 10% of the total combined voting power of all classes of our capital stock, the exercise price of ISO Options may not be less than 110% of the fair market value of the common stock on the date of the grant, and ISO Options cannot be exercised five years after the date of grant. The aggregate fair market value of the common stock with respect to which ISO Options are initially exercisable by any option holder in any calendar year may not exceed $100,000. The fair market value of a share of the common stock is determined by averaging the closing high bid and low asked quotations for such share on the date of grant of the option. Upon the exercise of an Option, the stock purchase price must be paid in full, in cash or in common stock held by the option holder for more than six months or a combination of cash and common stock. Subject to approval of our Board or the stock option committee, upon exercise of an Option with an SAR attached, an option holder may receive cash, shares of common stock or a combination of both in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the Option and SAR are exercised over the Option exercise price.

         Options granted under the Plan may not under any circumstances be exercised after 10 years from the date of grant. Subject to the foregoing, Options are exercisable only by holders who are actively employed by us (or, if applicable, one of our subsidiaries) as employees, independent contractors or consultants (only by employees for ISO Options), except that Options may, with the consent of our Board or the stock option committee, be exercised at any time within three months after the holder's retirement, death, disability or the occurrence of other special circumstances as determined by our Board or the stock option committee, but in no event beyond the expiration date of the Option. If a holder's employment as an employee, independent contractor or a consultant terminates for any reason other than death, disability or retirement, all Options immediately terminate, unless permitted to be exercised by our Board or the stock option committee in its sole discretion. No Option under the Plan may be granted after December 31, 2009. Options are not transferable except by will or by the laws of descent and distribution, other than NSO Options which may also be transferred to immediately family members.

         STOCK APPRECIATION RIGHTS. SARs may be granted and attached to an Option at the time the Option is granted or at any time subsequent thereto, subject to certain conditions. SARs are exercisable only upon surrender of part or all of the related Option (and only to the extent that the related Option is exercisable) and terminate upon termination of the related Option. SARs may be exercised only under substantially the same terms and conditions as the Options to which they are attached, with the additional condition that our Board or the stock option committee, at the time of exercise, be comprised wholly of, or have not less than, two non-employee directors.

         Upon the exercise of an Option to which an SAR is attached, the holder is entitled, subject to the approval of our Board or the stock option committee, to receive cash, shares of common stock or a combination of both, in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the right is exercised, over the stock purchase price. Neither our Board nor the stock option committee has the authority to deny the exercise of the underlying Option pursuant to the terms of the Option grant.

         TERMINATION AND AMENDMENT. The Plan will terminate on December 31, 2009. The Plan may be altered, changed, modified, amended or terminated by written amendment approved by our Board; provided, that no action of our Board may, without the approval of our shareholders,

o increase the total amount of common stock which may be purchased pursuant to exercise of Options granted under the Plan;

o withdraw the administration of the Plan from our Board of Directors or the stock option committee;

o        amend or alter the Option price of common stock under the Plan;

o change the manner of computing the spread payable by us to a holder upon the exercise of an SAR; or

o amend the Plan in any manner which would impair the applicability of the exemption afforded to the Plan by the Securities Exchange Act of 1934 and the Securities and Exchange Commission's Rule 16b-3.

No amendment, modification or termination of the Plan may in any manner adversely affect any Option previously granted under the Plan without the consent of the holder.

         PARTICIPANTS. At this time it is not possible to determine who in the future will be among the eligible employees, independent contractors and consultants selected to receive Options, with or without SARs attached, under the Plan or the number of shares of common stock which may be optioned to any eligible employee, independent contractor or consultant. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to our success as indicated by our Board's or the stock option committee's evaluation of the position the eligible person occupies.

FEDERAL INCOME TAX CONSEQUENCES

         The grant of Options under the Plan will not have any tax consequence to us or the recipient of the Option. Upon exercise of a NSO Option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the shares of common stock acquired over the exercise price of the Option. Consequently, we will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the recipient if, only in the case of employees, we deduct and withhold appropriate income taxes. Any additional gain or loss realized by an optionee on disposition of the Option shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to us.

         Upon the exercise of an ISO Option, an optionee will not recognize taxable income. The recognition of income and gain is deferred until the optionee sells the Option shares. If the optionee does not dispose of the Option shares within two years from the date the Option was granted and within one year after the exercise of the

Option, and the Option is exercised no later than three months after the termination of the optionee's employment, the gain on sale will be treated as long-term capital gain. We will not be entitled to any tax deduction in respect of the exercise of an ISO Option; however, if the Option shares are not held for the full term of the holding period described above, the Options will retroactively lose their qualification as ISO Options (i.e., become NSO Options), the gain on the sale of such shares, being the lesser of (a) the fair market value of the shares on the date of exercise minus the Option price, or
(b) the amount realized on disposition minus the Option price, will be taxed to the optionee as ordinary income and we may be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of Option shares prior to the expiration of the full term of the holding period described above, generally will be capital gain or loss to the optionee and will not result in a tax deduction to us. The "spread" upon exercise of an ISO Option constitutes a tax preference item for purposes of the "alternative minimum tax" under the Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable to the optionee's individual circumstances.

CONSEQUENCES OF REINCORPORATION MERGER

         Approval by our shareholders and completion of the merger-acquisition or failure to complete the reincorporation merger will not have any effect on the Plan.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the approval of the Plan. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends that you vote "FOR" the approval of the Plan. We will vote your proxy accordingly unless you specify a contrary choice.

                                 PROPOSAL THREE

               NAME CHANGE AMENDMENT TO ARTICLES OF INCORPORATION

         We are proposing amendment of our Articles of Incorporation, upon approval by the holders of a majority of our outstanding common stock, to change our name from "Lone Wolf Energy, Inc." to "Zenex Telecom, Inc." more appropriately to reflect our current business activities.

         On June 21, 2000, we acquired Prestige Investments, Inc. and its wholly-owned subsidiary, Zenex Communications, Inc., each of which became our wholly-owned subsidiary. As a result of these acquisitions, our business focus and plan became that of Zenex Communications. Zenex Communications primarily markets long distance minutes for prepaid calling cards on a wholesale basis. These products are marketed through distributors and switchless resellers who in-turn market the products to retailers.

         Our Board of Directors believes it is important that our corporate name no longer suggest that we are engaged in the oil and gas business. Our Board believes that the "Zenex" name has developed a level of name recognition worthy of preserving. Accordingly, on May 1, 2001, our Board unanimously approved "Zenex Telecom, Inc." as our corporate name which requires amendment of our Articles of Incorporation (the "Name Change Amendment"), which upon proper filing with the Secretary of State of Colorado, will change our name to "Zenex Telecom, Inc." A copy of the amendment to our Articles of Incorporation is attached as Appendix D. Following shareholder approval of the Name Change Amendment, the amendment to our Articles of Incorporation will be filed with the Secretary of State of Colorado.

         EACH OUTSTANDING COMMON STOCK CERTIFICATE WILL CONTINUE TO REPRESENT THE NUMBER OF COMMON SHARES SHOWN ON ITS FACE. THE OUTSTANDING COMMON STOCK CERTIFICATES WILL NOT BE EXCHANGED FOR NEW CERTIFICATES. DO NOT DESTROY YOUR PRESENT COMMON STOCK CERTIFICATES OR RETURN THEM TO US OR OUR TRANSFER AGENT.

CONSEQUENCES OF REINCORPORATION MERGER

         In the event the reincorporation merger is approved by our shareholders, upon appropriate filing of the Certificate of Merger our name will be changed to "Zenex Telecom, Inc." Our failure to complete the reincorporation merger will require shareholder approval of the Name Change Amendment.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the outstanding shares of our common stock is required for the approval of the Name Change Amendment. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" the approval of the Name Change Amendment. We will vote your proxy accordingly unless you specify a contrary choice.


                                  PROPOSAL FOUR

                             ELECTION OF DIRECTORS

         Our Bylaws provide that our Board of Directors shall consist of not less than one and not more than seven as determined from time to time by resolution of our Board. The number of directors is currently fixed at three. Pursuant to our Agreement and Plan of Reorganization with Prestige Investments, Inc., our Board of Directors was set at five members. This agreement provides that the former shareholders of Prestige Investments are entitled to elect two of the members of the Board of Directors and for the shareholders of Lone Wolf prior to the effective date of the merger are entitled to elect three members to our Board. The former shareholders of Prestige Investments have not elected to exercise these appointment rights.

         In general, a director holds office for a term expiring at the next annual meeting of our shareholders or until his successor is duly elected and qualified. nominations of candidates for election as our directors may be made at any meeting of our shareholders by or at the direction of our Board of Directors or by any shareholder entitled to vote at the meeting. Our Bylaws provide that the annual meeting of our shareholders will be fixed by our Board.

NOMINEES

         The Board of Directors has nominated each of Marc W. Newman, Douglas A. Newman, and Brian Gustus (collectively the "nominees") for re-election as a director for a term expiring in 2002 or until his successor is elected and qualified.

         The persons named as proxies in the accompanying Proxy, who have been designated by our Board, intend to vote, unless otherwise instructed in the Proxy, for the election of the nominees. Should any nominee named herein become unable for any reason to stand for re-election as a director, it is intended that the persons named in the Proxy will vote for the election of another person as our Board may recommend. We know of no reason why the nominees will be unavailable or unable to serve.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a director. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" the re-election of Marc
W. Newman, Douglas A. Newman, Debra G. Morehead and Brian Gustus to our Board. We will vote your proxy accordingly unless you specify a contrary choice.

INFORMATION ABOUT THE NOMINEE DIRECTORS

         The following is a brief description of the business background of the nominee directors:

         Marc W. Newman, age 31, has served as our President and one of our directors since November 1998. From 1991 to November 1998 Mr. Newman was a private investment consultant. From 1992 to July 1998 Mr. Newman was a registered investment broker. Prior to that time Mr. Newman was a full time student. Marc W. Newman is the father of Douglas A. Newman.

         Douglas A. Newman, age 53, has served as our Vice President, Chief Financial Officer, Secretary and one of our directors since November 1998. From 1991 to 1998 Mr. Newman was Chairman, Vice President and Secretary of Hospital Rehabilitation Services, Inc., a privately held company he co-founded, which provided contract Physical Therapy services to hospitals four states. From 1985 to 1990 Mr. Newman was Chairman, CFO, Secretary and a Director of Wedding Information Network, Inc., a publicly-held company and the franchisor and operator of "The Wedding Pages," a leading publication for bridal planning and direct marketing to brides to be. Prior to his employment with Wedding Information Network, Inc. Mr. Newman was a partner in the CPA firm of Newman and Nanfito in Omaha, Nebraska. Douglas Newman is the father of Marc Newman.

         Brain D. Gustas, age 37, has served as President and Chief Executive Officer of our subsidiary Zenex Communications since September 1999. Mr. Gustas was President of ComSource, Inc., a wholesaler of telecommunications services. Prior to that time, from 1989 to 1996, Mr. Gustas worked for Westel Long Distance, a facility based communications provider where his financial position was regional manager over seven offices.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file.

         Based solely on our review of the copies of the forms we received covering purchase and sale transactions in our common stock during 2000, we believe that each person who, at any time during 2000, was a director, executive officer or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during 2000.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2000, our Board of Directors held three meetings and took action 17 times through unanimous approval of a written record and memorandum of action in lieu of meeting. All of the directors were present at the meetings. During 2000 we did not have any standing committees. Our full Board of Directors received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent accountants their independence, and concluded that the audited financial statements as of and for the year ended December 31, 2000 be included in our annual report on Form 10-KSB for filing with the Securities and Exchange Commission.

         No matters described within the scope of Statement on Auditing Standards 61, Communications with Audit Committees, arose during 2000 that required discussion with our independent accountants. Our Board of Directors considered whether the non-financial statement audit services provided by our independent accounts affected their independence. During 2000 the only director that qualified as an "independent director" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards was Ms. Morehead.

         On May 1, 2001, our Board of Directors established the Audit Committee and adopted the audit committee's written charter, a copy of which is attached hereto as Appendix E. Douglas A. Newman is currently the only member of the Audit Committee, and he does not qualify as an "independent director" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS COMPENSATION

         Summary Compensation Table. The following table sets forth the compensation during 2000, 1999 and 1998, paid or accrued, of our executive officers who received compensation in excess of $100,000 during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                             ANNUAL COMPENSATION(1)
                                                                                             ----------------------
NAME AND PRINCIPAL POSITION                                                        YEAR    SALARY(2)       BONUS(3)
---------------------------                                                        ----    ---------       --------
Marc W. Newman                                                                     2000    $  80,000       $ 73,000
  President and Chief Executive Officer                                            1999    $      --       $     --
                                                                                   1998    $      --       $     --
Brian D. Gustas                                                                    2000    $ 105,593       $ 32,932
  President and Chief Executive Officer of Zenex Communications                    1999    $  28,172       $     --
                                                                                   1998    $      --       $     --

----------
(1) The named executive officer received additional non-cash compensation, perquisites and other personal benefits; however, the aggregate amount and value thereof did not exceed 10% of the total annual salary and bonus paid to and accrued for the named executive officer during the year.

(2) Dollar value of base salary (both cash and non-cash) earned during the year.

(3)      Dollar value of bonus (both cash and non-cash) earned during the year.

COMPENSATION OF DIRECTORS

         Our directors who are not employees are not compensated for attending meetings of our Board of Directors. Directors who are also our employees receive no additional compensation for serving as directors or on committees of our Board. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of our Board.

EMPLOYMENT ARRANGEMENTS

         Effective January 1, 2000, we entered into employment agreements with Marc W. Newman, our President and Chief Executive Officer, and Douglas A. Newman, our Vice President and Chief Financial Officer. Each agreement is for an initial term of three years, subject to automatic renewal for successive one-year terms terminated by notice 90 days prior to the end of the term of the agreement.

         The annual salaries for Marc W. Newman and Douglas A. Newman are not less than $120,000 and $84,000, respectively, subject to annual review. In addition to salaries, each executive is entitled to receive such other bonuses, either in cash, in our stock or in kind, in such amounts and at such time or times that we, in our sole discretion, deem appropriate. Additionally, each of them is entitled to receive four-weeks paid-vacation per year and to participate in any medical or other benefit plans generally available to our employees.

         Under each agreement, employment may be terminated for "cause." "Cause" includes any felony conviction for criminal conduct adversely affecting our operations, as determined in good faith by a written resolution duly adopted by the affirmative vote of not less than the unanimous consent of the Board (excluding for this purpose the executive if the executive is then serving on the Board of Directors), at a meeting duly called and held for that purpose after reasonable notice to the executive and an opportunity for the executive and his counsel to be heard.

         Effective November 28, 2000, we entered into an Employment Agreement with Brian D. Gustas, President and Chief Executive Officer, of Zenex Long Distance, Inc. The agreement is for an initial term of three years from June 20, 2000. The base annual salary for Mr. Gustas is $120,000 per year. In addition to the base salary, Mr. Gustas is entitled to receive a bonus of 10% of the net profits from operations of Zenex Long Distance, Inc. The minimum cash portion of this bonus is capped at $130,000. For any amount of bonus earned in excess of $130,000 we have the option to grant to Mr. Gustas a five-year stock option to purchase four shares of our common stock for $0.11 per share for every dollar of bonus earned in excess of $130,000. In addition, Mr. Gustas was granted a five-year option exercisable immediately for the purchase of 250,000 shares of our common stock and an additional 250,000 shares on each anniversary date of the agreement, for a total of 1,000,000 shares, for $0.11 per share.

         This employment may be terminated by us for "cause," which is defined as any breach in any material terms of the agreement, bad faith in performance of duties consisting of willful acts or omission, to our detriment, use of illegal drugs or alcoholism or a felony conviction for criminal conduct. We may terminate the agreement at any time without cause by payment of $100,000 to Mr. Gustas.


                                  PROPOSAL FIVE

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Our Board of Directors has appointed Henderson, Sutton & Company, P.C. as our independent accountants for the year ending December 31, 2001. Henderson, Sutton & Company, P.C. served as our independent accountants and auditor for the years 1998 and 1999. A proposal will be presented at the Annual Meeting asking you and our other shareholders to ratify the appointment of Henderson, Sutton & Company, P.C. as our independent accountants and auditor. If our shareholders do not ratify the appointment of Henderson, Sutton & Company, P.C., our Board will reconsider the appointment.

         We anticipate that a representative of Henderson, Sutton & Company, P.C. will be present at the Annual Meeting. This representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

INDEPENDENT ACCOUNTANTS' FEES

         The following categories of aggregate fees were billed by Henderson, Sutton & Company, P.C. for professional services:

o Audit Fees -- $18,452 for services rendered for the annual audit of our 2000 consolidated financial statements and review of the financial statements included in our quarterly reports on Form 10-QSB for the interim periods ending March 30, June 30 and September 31, 2000,

o Financial Information Systems Design and Implementation Fees -- No fees were billed for services rendered in connection with the design or implementation of hardware or software systems that aggregate source data underlying the financial statements or generate information that is significant to the financial statements taken as a whole, and

o All Other Fees -- $9,808 for tax services and $18,438 for non-financial statement audit services related to the merger-acquisition of Prestige Investments, and for all other services consisting primarily of assistance not associated with the 2000 financial statements.

Although we expect to utilize the services of Henderson, Sutton & Company, P.C. and possibly other firms to assist in non-financial statement audit services on an as-needed basis, our management makes all decisions with respect to the need for this assistance and for designing, establishing and maintaining our information systems and system of internal accounting controls.

REQUIRED VOTE

         The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the adoption of this proposal. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether this proposal has received the vote of a majority of the shares present at the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" ratification of the appointment of Henderson, Sutton & Company, P.C. as our independent accountants and auditor. Proxies solicited by the Board of Directors of the Company will be so voted unless shareholders specify a contrary choice.


                              CERTAIN TRANSACTIONS

         Set forth below is a description of transactions entered into between us and certain of our officers, directors and shareholders during this year, 2000 and 1999. Certain of these transactions may result in conflicts of interest between us and such individuals. Although our officers and directors have fiduciary duties to us, you and our other shareholders, there can be no assurance that conflicts of interest will always be resolved in our favor or in favor of our shareholders.

         On February 25, 2000 Marc W. Newman and Douglas A. Newman, our executive officers and directors, were granted 3,500,000 and 500,000 shares, respectively, of the our common stock for services rendered. The value attributed to the stock granted was $0.01 per share.

         On June 20, 2000, Naylor Concrete Construction, Inc. and Fireball Enterprises, L.L.C. were each issued 7,400,000 shares of our common stock in connection with our acquisition of Prestige Investments, Inc. In addition, Brian Gustas, an executive officer of Zenex Long Distance, Inc. and one of our directors was issued 100,000 shares of common stock, Joey Alfred, an executive officer of Zenex Long Distance, Inc. was issued 250,000 shares of common stock, and Debra Morehead, formerly one of our executive officers and directors was issued 350,000 shares of common stock. We agreed to register these shares of common stock for resale under the Securities Act of 1933 and to maintain such registration at our sole cost and expense.

         On April 12, 2001, we exchanged all of the stock of our wholly-owned subsidiary Churchlink.com, Inc. for 7,400,000 shares of our common stock held by Ricky Naylor. At the time of the exchange Mr. Naylor was serving as one of our directors. ChurchLink is a software product that provides an online communications hub for churches and their members, utilizing computer programming source code that is unique and totally customized to ChurchLink.

         Effective May 1, 2001, we sold to Timothy P. Apgood, formerly one of our executive officers and directors, purchased all of our operations and the related assets and assumed all of the related liabilities of E.P. Distributing Co. The related assets included inventory that secured indebtedness unrelated to the operations of E.P. Distributing Co. which was not assumed by Mr. Apgood. The purchase price included the related liabilities assumed and delivery of an installment promissory note in the principal sum to $153,500 secured by inventory. The initial monthly installments are $500, which increase to $1,000 during October, November and December 2001 and $1,500 on January 1, 2001 and thereafter, with a final payment of $104,500 becoming due on June 4, 2004. In addition, we agreed to loan to Mr. Apgood $28,500 without interest to be advanced in five equal monthly installments. For providing this loan, Mr. Apgood agreed to surrender for cancellation 1,000,000 shares of our common stock after we have advanced the full amount of this loan.


                 OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

         Our Board of Directors knows of no business which will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies as they deem advisable in accordance with their best judgment.


                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Under the existing rules of the Securities and Exchange Commission, one or more of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2002 annual meeting of our shareholders, which we currently anticipates will be held on or before July 31, 2002. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2002 annual meeting of our shareholders, a proposal must be received by April 1, 2002. It is suggested that if you as one of our shareholders desire to submit a proposal you should do so by sending the proposal certified mail, return receipt requested, addressed to our Corporate Secretary at our principal office, 201 Robert S. Kerr, Suite 500, Oklahoma City, Oklahoma 73102. Detailed information for submitting proposals will be provided upon written request, addressed to our Corporate Secretary.


                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004, and at its regional offices at 7 World Trade Center, 13th Floor, New York, New York 10048 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. We distribute to our shareholders annual reports containing financial statements audited by our independent public accountants and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as "EDGAR") system and are publicly available on the Securities and Exchange Commissions's site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

                            ------------------------

         Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

                                          BY ORDER OF THE BOARD OF DIRECTORS




                                          Douglas A. Newman, Secretary

       , 2001
-------

         A COPY OF OUR ANNUAL REPORT, WHICH INCLUDES OUR FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, IS ENCLOSED HEREWITH. OUR QUARTERLY REPORTS ON FORM 10-QSB FOR THE QUARTER ENDED MARCH 31, 2001, EXCLUDING THE EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING LONE WOLF ENERGY, INC., 201 ROBERT S. KERR, SUITE 500, OKLAHOMA CITY, OKLAHOMA 73102, ATTENTION: CORPORATE SECRETARY.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (this "Agreement") is made and entered into this 4th day of May, 2001, by and between Zenex Telecom, Inc., an Oklahoma corporation (herein referred to as "Zenex") or as a "Constituent Corporation"), and Lone Wolf Energy, Inc., a Colorado corporation (herein referred to as "Lone Wolf" or as a "Constituent Corporation").


                                    RECITALS

         Lone Wolf desires to change its domicile from the State of Colorado to the State of Oklahoma. In order to effect the foregoing change, Lone Wolf proposes to merge with and into Zenex, its wholly-owned subsidiary, which will survive the merger, in a transaction intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. This Agreement sets forth the terms and conditions of that merger.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

         Section 1. The Merger. On the terms and subject to the conditions set forth herein, on the Effective Date (as defined below), Lone Wolf shall be merged with and into Zenex (the "Merger"). Zenex shall survive the merger as the "Surviving Corporation." On the Effective Date, (a) the separate existence of Lone Wolf shall cease and Zenex shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; (b) all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in Zenex; (c) all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of Zenex as they were of the respective Constituent Corporations; (d) the title to any real estate, vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; and (e) all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of each of the Constituent Corporations shall thenceforth attach to Zenex and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

         Section 2. Conversion of Lone Wolf Stock. On the Effective Date, the outstanding shares of Common Stock, $.0001 par value, of Lone Wolf ("Lone Wolf Common Stock"), shall be converted into common stock, $.0001 par value, of Zenex ("Zenex Common Stock") on the basis of one share of Lone Wolf Common Stock for each share of Zenex Common Stock (the "Conversion Ratio").

         Section 3. Zenex Common Stock Canceled. The shares of Zenex Common Stock outstanding and held by Lone Wolf on the Effective Date, which constitute all of the issued and outstanding shares of capital stock of Zenex, shall be canceled.

         Section 4. No Fractional Shares. No fractional shares of Zenex Common Stock shall be issued in the Merger. If any fractional share of Zenex Common Stock would otherwise arise from the application of the Conversion Ratio to the shareholdings of any shareholder of Lone Wolf, that shareholder shall be entitled to receive one whole share of Zenex Common Stock for that fractional share to the extent such fractional share equals or exceeds .5, but that shareholder shall not receive any Zenex Common Stock or any other property for that fractional share to the extent such fractional share is less than .5.

         Section 5. Certificate of Incorporation and Bylaws of the Surviving Corporation; Officers and Directors. The Certificate of Incorporation of Zenex, attached hereto as Exhibit A, and Bylaws of Lone Wolf shall constitute the Certificate of Incorporation and Bylaws of the Surviving Corporation, from and after the Effective Date until amended in the manner provided by law. The officers, directors and members of committees of the Board of Directors of Lone

Wolf as of the Effective Date shall become the officers, directors and members of committees of the Board of Directors of the Surviving Corporation from and after the Effective Date until their respective successors have been duly elected and qualify, unless they earlier die, resign or are removed.

         Section 6. Shareholder Approval. Under Sections 7-111-103, 104 and 107 of the Colorado Business Corporation Act of the State of Colorado and Section 1083 of the Oklahoma General Corporation Act, this Agreement must be approved by the shareholders of each of the Constituent Corporations. The execution on this Agreement by Lone Wolf shall constitute its written consent, as sole shareholder of Zenex, to this Agreement. This Agreement shall be submitted for approval at a special meeting of the shareholders of Lone Wolf to be called and held as soon as reasonably practicable after the date hereof.

         Section 7. Delivery and Filing of Certificate of Merger and Articles of Merger; Effective Date of Merger. Subject to the provisions of this Agreement, within thirty (30) days after all of the conditions set forth in Section 8 below have been satisfied, Zenex and Lone Wolf will cause (a) articles of merger, in the form required by Colorado law (the "Lone Wolf Articles of Merger"), to be signed, verified and filed with the Colorado Secretary of State, as provided in
Section 7-101-204 of the Colorado Business Corporation Act of the State of Colorado, and (b) a certificate of merger in the form required by the Oklahoma General Corporation Act (the "Zenex Certificate of Merger") to be signed, verified and filed with the Oklahoma Secretary of State, as provided in Section 1007 of the Oklahoma General Corporation Act. The Merger shall be effective as of the close of business on the first day that the Lone Wolf Articles of Merger and the Zenex Certificate of Merger have been filed with the Colorado Secretary of State and the Oklahoma Secretary of State, respectively (the "Effective Date").

         Section 8. Conditions to Obligations of Parties. The obligation of each party to this Agreement to effect the Merger shall be subject to the following conditions:

                  (a) There shall not be pending any litigation instituted to enjoin or prohibit the Merger which, in the reasonable judgment of either party to this Agreement, makes consummation of the Merger impractical;

                  (b) This Agreement shall have been approved and adopted by the shareholders of Lone Wolf at the meeting contemplated in Section 6 above; and

                  (c) All statutory requirements for the valid consummation of the transactions contemplated by this Agreement shall have been satisfied, and all authorizations, consents, and approvals of all governmental agencies and authorities and all private parties required to be obtained in order to permit consummation of the transactions contemplated by this Agreement, and to permit the business carried on by Lone Wolf to continue to be carried on by Zenex immediately following the Effective Date, shall have been obtained.

         Section 9. Termination of Agreement and Abandonment of Merger. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after approval of this Agreement by the shareholders of Lone Wolf, as follows:

                  (a) By mutual consent of the parties;

                  (b) By either party if any of the conditions set forth in
         Section 8 above has not been satisfied;

Any such termination or abandonment by one party shall be effective upon the giving of notice thereof to the other party.

         Section 10. Exchange of Certificates. After the Effective Date, each holder of a certificate evidencing Lone Wolf Common Stock may, but shall not be required to, surrender such certificate to Zenex's transfer agent and, upon such surrender, such holder shall be entitled to receive a certificate or certificates representing the number of shares of Zenex Common Stock into which such shares shall have been so converted. Until so surrendered, each outstanding certificate which, prior to the Effective Date, represented shares of Lone Wolf Common Stock shall, for all purposes, evidence the ownership of the shares of Zenex Common Stock into which such shares shall have been so converted. After the Effective Date, no further transfers of Lone Wolf Common Stock shall be registered and any certificates for Lone Wolf Common Stock submitted for transfer shall be forwarded to the transfer agent of Zenex. If any such certificate or certificates is to be issued in a name other than that in which the certificate surrendered for exchange is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance of the Zenex Common Stock certificate in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of Zenex or its transfer agent that such tax has been paid or is not applicable.

         Section 11. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when delivered personally, or on the next day after being sent by facsimile transmission or a nationally recognized overnight delivery service, or on the third (3rd) day after being sent by registered or certified mail (return receipt requested), postage prepaid, to a party to this Agreement at the following address or at such other address as such party shall specify by like notice:

                  If to Lone Wolf:        201 Robert S. Kerr, Suite 500
                                          Oklahoma City, Oklahoma  73102
                                          Attention:  Chief Executive Officer

                  If to Zenex:            201 Robert S. Kerr, Suite 500
                                          Oklahoma City, Oklahoma  73102
                                          Attention:  Chief Executive Officer

         Section 12. Service of Process. Zenex, the Surviving Corporation, agrees that, from and after the Effective Date, it may be served with process in the State of Colorado in any proceeding for the enforcement of any obligation of Lone Wolf. Zenex irrevocably appoints the Secretary of State of the State of Colorado as its agent to accept service of process in any such proceedings and such process shall be mailed by the Secretary of State of Colorado to Zenex at 201 Robert S. Kerr, Suite 500, Oklahoma City, Oklahoma 73102, Attention: Chief Executive Officer.

         Section 13. Miscellaneous. This Agreement embodies the entire agreement between the parties concerning the subject matter hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation hereof. This Agreement may be amended at any time, whether before or after approval of this Agreement by the shareholders of Lone Wolf, by agreement of the parties, as approved by their respective boards of directors, subject to any restrictions imposed by the laws of the State of Oklahoma or the State of Colorado, as the case may be. This Agreement may not be altered or amended, and no right hereunder may be waived, except by an instrument executed by the parties to this Agreement. No waiver of any term, provision, or condition of this Agreement, in any one or more instruments, shall be deemed to be or construed as a further or continuing waiver of such term, provision, or condition or as a waiver of any other term, provision, or condition of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on their behalf on the day and year first above written.

                             ZENEX TELECOM, INC.
                               an Oklahoma corporation

                             By:  /s/ MARC W. NEWMAN
                                 -----------------------------------------------
                                      Marc W. Newman, Chief Executive Officer

                             LONE WOLF ENERGY, INC.,
                               a Colorado corporation


                             By:  /s/ MARC W. NEWMAN
                                 -----------------------------------------------
                                      Marc W. Newman, Chief Executive Officer

                                                                       EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                               ZENEX TELECOM, INC.


         FIRST:  The name of the Corporation is Zenex Telecom, Inc.

         SECOND: The address of its registered office in the State of Oklahoma is Dunn Swan & Cunningham, 2800 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma 73102-5604. The name of its registered agent at such address is Michael
E. Dunn.

         THIRD: The nature of the business or purposes to be conducted or promoted are to conduct any lawful business, to exercise any lawful purpose and power, and to engage in any lawful act or activity for which corporations may be organized under the Act, and in general, to possess and exercise all the powers and privileges granted by the Act or by any other law of Oklahoma or by this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the businesses or purposes of the Corporation.

         FOURTH: The total number of shares of Common Stock which this Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares. The par value of each such share of Common Stock shall be One-Hundredth of One Cent ($0.0001), amounting in the aggregate to Ten Thousand Dollars ($20,000). The shares of Common Stock shall have no preemptive or preferential rights of subscription concerning further issuance or authorization of the Corporation's shares of Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter upon which holders of Common Stock are entitled to vote.

         The total number of shares of Preferred Stock which this Corporation shall have authority to issue is Ten Million (10,000,000) shares. The par value of each such share of Preferred Stock shall be One-Hundredth of One Cent ($0.0001), amounting in the aggregate to One Hundred Dollars ($1,000.00). The Preferred Stock may be issued from time to time in one or more series and (a) may have such voting powers, full or limited, or may be without voting powers;
(b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) shall have such other relative, participating, optional or special rights, qualifications, limitations or restrictions thereof as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

         At any time and from time to time when authorized by resolution of the Board of Directors and without any action by its shareholders, the Corporation may issue or sell any shares of its stock of any class or series, whether out of the unissued shares thereof authorized by the Certificate of Incorporation as originally filed, or by an amendment thereof, and whether or not the shares thereof so issued or sold shall confer upon the holders thereof the right to exchange or convert such shares for or into other shares of stock of the Corporation of any class or classes or any series thereof. When similarly authorized, but without any action by its shareholders, the Corporation may issue or grant rights, warrants or options, in bearer or registered or such other form as the Board of Directors may determine, for the purchase of shares of the stock of any class or series of the Corporation within such period of time, or without limit as to time, to such aggregate number of shares, and at such price per share, as the Board of Directors may determine. Such rights, warrants or options may be issued or granted separately or in connection with the issue of any bonds, debentures, notes, obligations or other evidences of indebtedness or shares of the stock of any class or series of the Corporation and for such consideration and on such terms and conditions as the Board of Directors, in its sole discretion, may determine. In each case, the consideration to be received by the Corporation for any such shares so issued or sold shall be such as shall be fixed from time to time by the Board of Directors.

         FIFTH: The name and mailing address of the incorporator is Michael E. Dunn, 2800 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma 73102-5604.

         SIXTH: Except as may otherwise be provided in this Certificate or in the Bylaws of the Corporation, as the same may be amended from time to time, the Board of Directors shall have all powers and authority which may be granted to a board of directors of a corporation under the Act, including but not limited to the following:

                  (a) To adopt, amend or repeal the Bylaws of the Corporation.

                  (b) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

                  (c) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

                  (d) To designate one or more committees.

                  (e) To sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interest of the Corporation, when and as authorized by the shareholders entitled to vote thereon.

                  (f) To provide indemnification for directors, officers, employees, and/or agents of the Corporation to the fullest extent permitted by law, subject however, to the rules against limitation on liability of directors as set forth in Section 1006 of the Act, as amended from time to time.

                  (g) To determine from time to time whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation or any of them, shall be opened to the inspection of the shareholders, and no shareholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the Act or authorized by the Board of Directors, or by a resolution of the shareholders.

         SEVENTH: The Board of Directors of the Corporation shall consist of one or more members. The number of directors shall be fixed by, or in the manner provided in the Bylaws.

         EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Oklahoma, on the application in a summary way of this Corporation or of any creditor or shareholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 1106 of Title 18 of the Oklahoma Statutes or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 1100 of Title 18 of the Oklahoma Statutes order a meeting of the creditors or class or creditors, and/or of the shareholders or class of shareholders of this Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this Corporation, as the case may be, agree to any compromise or arrangement and the reorganization shall, if sanctioned by the court to which the application has been made, be binding on all the creditors or class of creditors and/or on all the shareholders or class of shareholders of this Corporation, as the case may be, and also on this Corporation.

         NINTH: To the extent permitted by law, no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have, a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if:

         (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

         (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved by vote of the shareholders; or

         (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholders.

         Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         TENTH: The Corporation reserves the right without shareholder approval to amend or repeal any provision contained herein, add any additional provisions hereto, increase or decrease the number of authorized shares of stock, or restate this Certificate of Incorporation in its entirety.

         ELEVENTH: Except as otherwise required by law or as otherwise provided in this Certificate of Incorporation or in the Bylaws of the Corporation, any matter properly submitted to a vote of the shareholders at a meeting of shareholders duly convened at which there is a quorum present shall be deemed approved upon an affirmative vote of a majority of the outstanding shares of Common Stock present at the meeting, in person or by proxy. No holders of any class of stock other than Common Stock shall be entitled to vote upon any matter, except as may be required by law, this Certificate of Incorporation, or the Bylaws of the Corporation. Written ballots shall not be required for the election of directors.

         TWELFTH: In addition to any other indemnification granted to directors of the Corporation contained in this Certificate of Incorporation, the Bylaws of the Corporation, or adopted by resolution of the shareholders or directors of the Corporation, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this indemnification shall not eliminate or limit the liability of a director for any breach of the director's duty of loyalty to the Corporation or its shareholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or payment of any unlawful dividend or for any unlawful stock purchase or redemption, or for any transaction from which the director derived an improper personal benefit.

         THIRTEENTH: The Corporation elects that the Control Share Acquisition Act as set forth in Sections 1145 through 1155 of Title 18 of the Oklahoma Statutes shall not apply to the corporation. Furthermore, the Corporation elects not to be governed by Section 1090.3 of Title 18 of the Oklahoma Statutes.




                                 By: /s/ MICHAEL E. DUNN
                                    --------------------------------------------
                                          Michael E. Dunn, Incorporator

                                                                      APPENDIX B

                         SIGNIFICANT DIFFERENCES BETWEEN
                      OKLAHOMA AND COLORADO CORPORATE LAWS

         The material differences between Oklahoma corporate law and Colorado corporate law, as they may relate to Lone Wolf Energy, Inc., a Colorado corporation (the "Company"), and Zenex Telecom, Inc., an Oklahoma corporation and wholly-owned subsidiary of the Company ("Zenex")), are summarized below:

         1. Appraisal Rights. In general, the shareholders of a Oklahoma corporation have the right to dissent from a merger or consolidation and be paid the fair value of their shares (as determined by a judicial appraisal proceeding) in cash. Unless otherwise provided in the corporation's certificate of incorporation, no appraisal rights are available in connection with a sale of all or substantially all of the assets of a Oklahoma corporation, or for the holders of any class of stock which, at the record date for the meeting at which a merger or consolidation is to be approved, is listed on a national securities exchange or designated as a NASDAQ/national market system security, or is held of record by more than 2,000 shareholders. Under Colorado law, dissenters generally have a right of appraisal in connection with a merger or consolidation or the sale of all or substantially all of the assets of a corporation. Under both Colorado and Oklahoma law, no appraisal rights are available for the shareholders of the surviving corporation in connection with a merger on which a vote of such shareholders is not required.

         2. Corporation's Power to Acquire Its Own Shares. Under Oklahoma law, in general, a corporation may purchase or redeem shares of its own stock unless the purchase or redemption would impair the corporation's capital. Under Colorado law, a corporation may purchase its own shares to the extent of its unreserved and unrestricted surplus, but no such purchase shall be made by a corporation when it is insolvent or when such purchase would render it insolvent.

         3. Liability of Directors. Oklahoma law provides protection from liability for members of the board of directors in the performance of their duties, provided that they rely in good faith upon the books of account or reports made to the corporation by any of its officers or by an independent certified public accountant or by an appraiser selected with reasonable care by the board of directors or by any committee of the board, or provided that they rely upon other records of the corporation. In general, Colorado law extends protection to directors who in good faith rely upon information, opinions, reports, or statements, including financial statements and other financial data, prepared by (i) officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) counsel, public accountants, or other experts within their realm of professional competence, or (iii) a committee of the board on which the director does not serve, as to matters delegated to the committee.

         In addition, Oklahoma law provides a corporation greater flexibility in indemnifying its officers and directors against liability arising from their service in such capacities. Under Oklahoma law, a corporation may, in addition to other rights, indemnify any officer or director from liability if he acts in good faith and reasonably believes his actions to be in, or not opposed to, the best interests of the corporation. The indemnification provisions under Colorado law are substantially similar to those under Oklahoma law, except that with respect to indemnification of directors, a Colorado corporation may not provide indemnification rights broader than those provided by statute. Also, while both states' laws provide that a corporation may provide to directors or officers, in advance of final settlement of a proceeding, funds to cover expenses, Oklahoma law is more liberal in that the board of directors may advance such funds with no further action, whereas, under Colorado law, a determination must be made that the director or officer seeking the advancement is entitled to be indemnified.

         4. Shareholder's Rights to Examine Books and Records. Oklahoma law provides that any shareholder of record may demand to examine the corporation's books and records. If management of the corporation refuses, the shareholder can compel release of the books by court order. Under Colorado law, any person who has been a shareholder of record of the corporation for three months, or who owns at least five percent of the corporation's outstanding stock, or who has obtained a court order for good cause without meeting these requirements, may examine the corporation's books. Under Colorado law, if an officer or agent refuses to allow a shareholder of a corporation to examine the corporation's books, that officer or agent will be liable to the shareholder for a penalty of ten percent of the value of the shares owned by the shareholder in addition to any other damages sustained by the shareholder. There is no such corresponding provision in Oklahoma law.

         5. Proxies. Under Oklahoma law, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period. In certain instances, irrevocable proxies may be given. Under Colorado law, a proxy is effective only for a period of 11 months unless otherwise provided in the proxy, and it is unclear whether a proxy can be made irrevocable.

         6. Consideration for Stock. Under Oklahoma law, a corporation may accept as consideration for fully paid stock a combination of cash, property and services previously performed in an amount not less than the par value of the shares being purchased and a promissory note or other binding obligation executed by the subscriber in an amount equal to the balance of the purchase price of the stock. Under Colorado law, a corporation can lawfully accept as payment for the issuance of stock only cash, property, or services previously performed equal in value to the price of the stock established by the board of directors. Colorado corporations may not accept the promissory note of a subscriber in exchange for stock.

         7. Dividends. Under Oklahoma law, dividends may be paid either out of surplus (which includes certain amounts previously paid to purchase stock as well as accumulated earnings), or in case there shall be no surplus, out of the corporation's net profits for the preceding fiscal year or the fiscal year in which the dividend is declared, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a preference upon the distribution of assets. Under Colorado law, dividends may be paid out of the corporation's net assets in excess of the aggregate of (i) the corporation's stated capital, and
(ii) amounts payable in a voluntary liquidation to shareholders of shares carrying a liquidation preference over the class of shares as to which the dividend is declared. In addition, a Colorado corporation engaged in the business of exploiting natural resources may declare dividends in cash out of depletion reserves, subject again to the rights of holders of shares having a liquidation preference.

         8. Loans and Other Assistance to Officers, Directors, and Employees. Oklahoma law provides that loans or guarantees may be made to officers and employees of a corporation and its subsidiaries, including officers and employees who are also directors of the corporation or its subsidiaries, if there is a reasonable expectation that the loans or guarantees will benefit the corporation. These loans may be made with or without interest, may be secured or unsecured, and may be secured by a pledge of the debtor's shares of the corporation's stock. Colorado law also permits corporations to make loans to its employees and officers, other than employees and officers who are also directors of the corporation. Loans to, and guarantees of the obligations of, directors of the corporation or its subsidiaries require the affirmative vote of two-thirds of the outstanding shares entitled to vote for directors, unless reduced (but not to less than a majority) by the articles of incorporation. No loans or guarantees to directors may be made by a corporation secured by its shares. It is unclear whether the loans to employees, officers or directors may be made without interest or may be unsecured.

         9. Shareholder Action by Written Consent. Under Oklahoma law, if a written consent authorizing the adoption of stated resolutions is signed by holders of the corporation's outstanding stock controlling at least the number of votes that would have been necessary to approve such resolutions at a meeting at which all shareholders entitled to vote were present, the written consent may be used in lieu of holding such a meeting. Under Colorado law, however, in order for action to be authorized without a meeting of shareholders, all the shareholders entitled to vote thereon must execute the written consent.

         10. Committees. Colorado and Oklahoma law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Oklahoma corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's certificate of incorporation or bylaws or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Colorado law places more limitations on the types of activities that can be delegated to committees of the board. Under Colorado law, a committee of the board of directors may not fill a vacancy on the board, reduce earned or capital surplus, declare dividends, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

         11. Business Combinations with Substantial Shareholders. Oklahoma has adopted a statutory provision which is intended to curb abusive takeovers of Oklahoma corporations. Colorado law contains no similar provision. The statute addresses the problem by preventing certain business combinations by the corporation with interested shareholders. In general, an interested shareholder is one who beneficially owns 15 percent or more of the voting stock of the corporation. The statute prohibits business combinations of the corporation with an interested shareholder for a period of three years after the shareholder became interested, with certain exceptions. For example, an interested shareholder could engage in a business combination with the corporation if the board of directors of the corporation, prior to the date the shareholder became interested, approved the business combination or the transaction by which the shareholder became interested. Also, an interested shareholder could engage in a business combination with the corporation, if the transaction in which it becomes an interested shareholder results in its becoming the beneficial owner of at least 85 percent of the voting stock of the corporation.

         12. Control Share Acquisition Act. The Oklahoma law (the Control Share Acquisition Act, Sections 1145 through 1155 of the Oklahoma General Corporation
Act) provides that shares ("interested shares") of voting stock acquired (within the meaning of a "control share acquisition") become nonvoting stock for the three-year period following the control share acquisition. These provisions are intended to have the effect of encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with the corporation's board of directors rather than pursue non-negotiated takeover attempts. The loss of voting rights does not apply if a majority of the holders of non-interested shares approve a resolution reinstating the interested shares with the same voting rights that the shares had before the interested shares became control shares. Colorado does not contain similar provisions.

         Any person ("acquiring person") who proposes to make a control share acquisition may, at the person's election, and any acquiring person who has made a control share acquisition is required to deliver an acquiring person statement to us disclosing prescribed information regarding the acquisition. Corporations subject to these provisions are required to present to the next shareholders annual meeting the reinstatement of voting rights with respect to the control shares that resulted in the control share acquisition. Alternatively, an acquiring person may request a special meeting of shareholders for this purpose; however, the acquiring person must undertake to pay the costs and expenses of the special meeting. In the event voting rights of control shares acquired in a control share acquisition are reinstated in full and the acquiring person has acquired control shares with a majority or more of all voting power, corporation's shareholders have dissenters' rights entitling them and the other shareholders to receive the fair value of the shares of the common stock held. In this case, the fair value is at least the highest price paid per share by the acquiring person in the control share acquisition.

         A "control share acquisition" includes the acquisition by any person (including persons acting as a group) of ownership of, or the power to direct the exercise of voting power with respect to, control shares (generally shares having more than 20% of all voting power in the election of directors of a publicly held corporation), subject to the following exceptions:

o an acquisition under an agreement of merger, consolidation, or share acquisition to which we are a party and which is effected in compliance with the Oklahoma General Corporation Act;

o an acquisition by a person of additional shares within the range of voting power for which the person has received approval by the majority of the holders of non-interested shares;

o an increase in voting power resulting from any action taken by us, provided the person whose voting power is thereby affected is not our affiliate;

o an acquisition by proxy solicitation under and in accordance with the Securities Exchange Act of 1934, as amended, or the laws of Oklahoma; and

o an acquisition from any person whose previous acquisition of shares did not constitute a control share acquisition, provided the acquisition does not result in the acquiring person holding a higher range of voting power than that of the person from whom the control shares were acquired.

These statutory provisions are is not applicable to corporations that have less than 1000 shareholders. Furthermore, these provisions do not apply to a corporation if the corporation's original certificate of incorporation contains a provision electing not to be governed by it, (which the Certificate of Incorporation of Zenex contains).

         13. Special Meetings of Shareholders. Shareholders of a Oklahoma corporation are entitled to call a special meeting of shareholders only to the extent so authorized by the Certificate of Incorporation or Bylaws of such corporation. In the event that such Certificate of Incorporation and Bylaws are silent on such matters (and the Certificate of Incorporation and Bylaws of Zenex will not speak to such matters), the shareholders are not entitled to any extent to call special meetings and only the directors of such corporation may call special meetings of the shareholders. Under Colorado law, holders of not less than one-tenth of the outstanding shares entitled to vote have the right to call a special meeting of the shareholders of the corporation.

                                                                      APPENDIX C

                             LONE WOLF ENERGY, INC.
                             2001 STOCK OPTION PLAN

                                    ARTICLE 1

                               GENERAL PROVISIONS

         1.1 PURPOSE. The purpose of this Plan shall be to attract, retain and motivate key employees and independent contractors and consultants (the "Participants") of the Company and its subsidiaries, if any, by way of granting
(i) non-qualified stock options ("Stock Options"), (ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SARs"), (iii) incentive stock options ("ISO Options"), and (iv) ISO Options with stock appreciation rights attached ("ISO Option SARs"). For the purpose of this Plan, Stock Option SARs and ISO Option SARs are sometimes collectively herein called "SARs;" and Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under this Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. The failure of an ISO Option to qualify under Section 422 of the Code shall not affect the rights of the holder of the ISO Option, although the ISO Option shall be automatically converted to a Stock Option, and under no circumstances shall the Company have any liability as a result of such failure. Furthermore, under this Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e) and (f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

         1.2 GENERAL. The terms and provisions of this Article I shall be applicable to Stock Options, SARs and ISO Options unless the context herein clearly indicates to the contrary.

         1.3 ADMINISTRATION OF THIS PLAN. This Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have the power where consistent with the general purpose and intent of this Plan to (i) modify the requirements of this Plan to conform with the law or to meet special circumstances not anticipated or covered in this Plan, (ii) suspend or discontinue this Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of this Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in this Plan, the Board shall have the authority to interpret and construe this Plan, and determine all questions arising under this Plan and any agreement made pursuant to this Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

         1.4 SHARES SUBJECT TO THIS PLAN. Shares of stock ("Stock") covered by Stock Options, SARs and ISO Options shall consist of 4,000,000 shares of the Common Stock, $.0001 par value, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to this Plan. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Board may grant Stock Options, SARs or ISO Options for such shares of Stock to other Participants. However, neither Stock Options, SARs nor ISO Options shall be granted again for shares of Stock which have been subject to SARs which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SARs as provided in Article II hereof.

         1.5 PARTICIPATION IN THIS PLAN. The Board shall determine from time to time those Participants who are to be granted Stock Options, SARs and ISO Options and the number of shares of Stock covered thereby. Directors who are not employees of the Company or of a subsidiary shall not be eligible to be granted ISO Options under this Plan.

         1.6 DETERMINATION OF FAIR MARKET VALUE. As used in this Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of The Nasdaq Stock Market, Inc., the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on The Nasdaq

Stock Market, Inc. Automated Quotation System or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Daily Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five
(5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or,
(v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

         1.7 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number of shares of Stock under Stock Options and ISO Options granted under this Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be appropriately adjusted (including appropriate adjustment) by the Board from time to time upon the occurrence, after the date hereof, of the following events:

                  1.7.1 STOCK DIVIDENDS, FORWARD SPLITS AND REVERSE SPLITS. In case the Company shall (i) pay a dividend in, or make a distribution of, shares of its common stock or of capital stock convertible into common stock on its outstanding common stock ("Stock Dividend"), (ii) subdivide its outstanding shares of common stock into a greater number of such shares ("Forward Split") or (iii) combine its outstanding shares of common stock into a smaller number of such shares ("Reverse Split"), the total number of shares of Stock (and, if applicable, the capital stock convertible into common stock), the number of shares Stock purchasable upon the exercise of each Option outstanding immediately prior thereto shall be adjusted so that the holder of the Option upon exercise shall be entitled to receive at the same aggregate Option Price or the ISO Price the number of shares of Stock (and, if applicable, the capital stock convertible into common stock) which such holder would have owned or have been entitled to receive immediately following the happening of any of the event described above had such Option been exercised in full immediately prior to the happening of such event. Any adjustment made pursuant to this Subsection shall, in the case of a Stock Dividend, automatically become effective as of the record date therefor and, in the case of a Forward Split or Reverse Split, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this Subsection, the holder of any Option thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board (whose determination shall be conclusive and shall be evidenced by a Board resolution) shall determine the allocation of the Option Price or the ISO Price between or among shares of such classes of capital stock.

                  1.7.2 NON-ADJUSTMENT OF EXERCISE PRICE. In the event of any adjustment of the total number of shares of Stock purchasable upon the exercise of outstanding Options pursuant to Subsection 1.7.1, the Option Price or the ISO Price of each such Option shall remain unchanged, but the number of Shares (and, if applicable, the capital stock convertible into common stock) purchasable upon exercise of each such Option shall be adjusted as provided in Subsection 1.7.1.

                  1.7.3 REORGANIZATION OR RECLASSIFICATION. In the event of a capital reorganization or a reclassification of the common stock (except as provided in Subsection 1.7.1 or Subsection 1.7.5), the holder of Options, upon exercise thereof, shall be entitled to receive, in lieu of the Stock to which the holder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the Stock (of any class or classes) or other securities or property of the Company (or cash) that the holder would have been entitled to receive at the same aggregate Option Price or the ISO Price upon such reorganization or reclassification if the Options held had been exercised immediately prior thereto; and in any such case, appropriate provision (as determined by the Board, whose determination shall be conclusive and shall be evidenced by a Board resolution) shall be made for the application of this Section 1.7 with respect to the rights and interests thereafter of the holders of outstanding Options (including, but not limited to, the allocation of the Option Price or the ISO Price between or among shares of classes of capital stock), to the end that this

         Section 1.7 (including the adjustments of the number of shares of Stock or other securities purchasable) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Options for any Stock or securities or other property (or cash) thereafter deliverable upon the exercise of the Options.

                  1.7.4 NOTIFICATION OF OPTION HOLDERS. Whenever the number of shares of Stock or other securities purchasable upon exercise of an Option is adjusted as provided in this Section 1.7, the Company will promptly provide the holders of outstanding Options a letter or certificate signed by the Chairman of the Board, Chief Executive Officer or the President, or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth (i) the number and kind of shares purchasable, as so adjusted, (ii) stating that such adjustments in the number shares of Stock or kind of shares or other securities conform to the requirements of this Section 1.7, and (iii) setting forth a brief statement of the facts accounting for such adjustments. Such letters or certificates shall be conclusive evidence of the correctness of such adjustments. Such letters or certificates will be promptly delivered, by first-class, postage prepaid mail, to the registered holders of the outstanding Certificates; provided, however, that failure to deliver such letters or certificates required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this Section 1.7.

                  1.7.5 CONSOLIDATION OR MERGER. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to each holder of outstanding Options a supplemental agreement providing that the holder of each Option then outstanding shall have the right thereafter (until the expiration of such Options) to receive, upon exercise of such Options, solely the kind and amount of shares of stock and other securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Stock of the Company for which such Options might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 1.7. The above provision of this Subsection 1.7.5 shall similarly apply to successive consolidations, mergers, sales or transfers.

                  1.7.6 EFFECTIVE UPON STOCK OPTION AGREEMENTS. Irrespective of any adjustments in the number or kind of shares issuable upon exercise of the Options, the Stock Option Agreement theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Stock Option Agreements initially issuable pursuant to this Plan.

                  1.7.7 RETAIN INDEPENDENT PUBLIC ACCOUNTANTS. The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board to make any computation required under this Section 1.7, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 1.7.

                  1.7.8 DEFINITION OF STOCK. For the purpose of this Section 1.7, the term "Stock" shall mean (i) the class of stock designated as common stock in the Certificate of Incorporation of the Company, as amended, at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this
         Section 1.7, the holder of any Options thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Stock, thereafter the number of such other shares so receivable upon exercise of any Options shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Stock contained in this Section 1.7, and all other provisions of this Plan, with respect to the Stock, shall apply on like terms to any such other shares.

         1.8 AMENDMENT AND TERMINATION OF THIS PLAN. This Plan shall terminate at midnight, December 31, 2009, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the shareholders of the Company, increase the aggregate number of shares of Stock which may be purchased under Stock Options, SARs or ISO Options granted under this Plan; withdraw the administration of this Plan from the Board; amend or alter the Option Price or ISO Price, as applicable; change the manner of computing the spread upon the exercise of a SAR or amend this Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to this Plan. Except as provided in this Article I, no amendment, modification or termination of this Plan shall in any manner adversely affect any Stock Option, SAR or ISO Option theretofore granted under this Plan without the consent of the affected Participant.

         1.9 EFFECTIVE DATE. This Plan shall be effective May 1, 2001, subject to approval by the holders of a majority of the outstanding Common Stock of the Company present, or represented, and entitled to vote at a meeting called for such purpose or pursuant to a consent in lieu of meeting executed by a majority of the holders of the outstanding Common Stock of the Company.

         1.10 SECURITIES LAW REQUIREMENTS. The Company shall have the right, but not the obligation, to cause the shares of Stock issuable upon exercise of the Options to be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or jurisdiction. As a condition precedent to the grant of any Option or the issuance or transfer of shares pursuant to the exercise of any Option, the Company may require the Participant or holder to take any reasonable action to meet such requirements or to obtain such approvals. The Company shall have the right to restrict the transferability of shares of Stock issued or transferred upon exercise of the Options in such manner as it deems necessary or appropriate to insure the availability of any exemption from registration under the Securities Act and any other applicable securities laws or regulations that may be available.

         1.11 SEPARATE CERTIFICATES. Upon exercise of the Options, separate certificates representing the Stock or, if applicable, other securities of the Company to be delivered to a holder upon the exercise will be issued to the holders of the Options.

         1.12 PAYMENT FOR STOCK; RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT.

                  (a) PAYMENT FOR STOCK. Payment for shares of Stock purchased under this Plan shall be made (i) in full and in cash or check made payable to the Company or (ii) may also be made in Common Stock of the Company but only in the event the Common Stock of the Company has been held or beneficially owned for six months or more or (iii) a combination of cash and such Common Stock of the Company. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of an Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section
         1.6 of this Plan.

                  (b) RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT. Furthermore, a Participant may exercise an Option without payment of the Option Price or ISO Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and such SAR is exercisable on the date of exercise of the Option to which it is attached. In the event an Option with an SAR attached is exercised without payment of the Option Price or ISO Price in cash or by check, the Participant shall be entitled to receive either (i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

         1.13 INCURRENCE OF DISABILITY AND RETIREMENT. A Participant shall be deemed to have terminated his employ ment as an employee, his independent contractor arrangement or consulting arrangement with the Company and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Board, totally and permanently prevents a Participant from engaging in any substantial gainful employment with or the providing of services or consulting for the Company or a subsidiary. A Participant shall be deemed to have terminated employment as an employee, independent contractor or a consultant due to retirement ("Retirement") if such Participant ceases to be an employee, independent contractor or a consultant of the Company or its subsidiary, without cause, after attaining the age of 55.

         1.14 STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY. Because the Board is authorized to grant Stock Options, SARs and ISO Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under this Plan, the grant or exercise of a Stock Option or SARs shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option or SARs.

         1.15 GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT. Each Stock Option, ISO Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Board or by the written consent of the Board and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

         1.16 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under this Plan shall be added to the Company's general funds and used for general corporate purposes.

         1.17 NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

         1.18 ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

         1.19 CHANGES IN EMPLOYMENT. So long as the Participant shall continue to be an employee, independent contractor or consultant of the Company or any one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in this Plan or in any Stock Option Agreement which relates to this Plan shall confer upon any Participant any right to continue in the employ as an employee, independent contractor or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment or independent contractor arrangement or consulting arrangement at any time.

         1.20 SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

         1.21 RIGHT TO EXERCISE UPON COMPANY CEASING TO EXIST. Where dissolution or liquidation of the Company or any merger consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination, as the case may be, to exercise, in whole or in part, the Participant's then remaining Options whether or not then exercisable, but limited to that number of shares of Stock (and, if applicable, any other securities of the Company) that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his or her then remaining Options as provided in this Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and results only in a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Options granted under this Plan.

         1.22 ASSUMPTION OF OUTSTANDING OPTIONS AND SARS. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization or liquidation transaction shall assume Options and SARs outstanding under this Plan or issue new Options and/or SARs in place of outstanding Options and/or SARs under this Plan.

                                   ARTICLE II

                       TERMS OF STOCK OPTIONS AND EXERCISE

         2.1  GENERAL TERMS.

                  (a) GRANT AND TERMS FOR STOCK OPTIONS. Stock Options shall be granted by the Board on the following terms and conditions: No Stock Option shall be exercisable more than five years after the date of grant. Subject to such limitation, the Board shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock Options granted shall not be transferable except by will or by the laws of descent and distribution.

                  (b) OPTION PRICE. The option price ("Option Price") for shares of Stock subject to Stock Option shall be determined by the Board, but in no event shall such Option Price be less than 85 percent of the "fair market value" of the Stock on the date of grant.

                  (c) ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant due to Retirement, (ii) a Participant who terminates employment as an employee, an independent contractor or a consultant due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee, independent contractor or a consultant upon the occurrence of special circumstances (as determined by the Board), to exercise and purchase all or any part of the shares subject to Stock Option on the date of the Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued or vested on such date.

                  (d) NUMBER OF STOCK OPTIONS GRANTED. Participants may be granted more than one Stock Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of a Stock Option under this Plan shall not affect any outstanding Stock Option previously granted to a Participant under this Plan.

                  (e) NOTICE OF EXERCISE STOCK OPTION. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                   ARTICLE III

                                      SARS

3.1 GENERAL TERMS.

                  (a) GRANT AND TERMS OF SARS. The Board may grant SARs to Participants in connection with Options granted under this Plan. SARs shall terminate at such time as the Board determines and shall be exercised only upon surrender of the related Option and only to the extent that the related Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while actively employed as an employee, an independent contractor or a consultant by the Company or a subsidiary except that
         (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Board, by the personal representative of a deceased Participant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary, as the case may be, on account of Retirement or incurring a Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Board, anytime within three months of the date of the termination by Retirement or within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the date of such Participant's Retirement or during the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SARs granted to such deceased Participant shall be governed in accordance with (i) of the second sentence of this Subsection 3.l(a) of this
         Article III. The applicable SAR shall (i) terminate upon the termination of the underlying Option, (ii) only be transferable at the same time and under the same conditions as the underlying Option is transferable, (iii) only be exercised when the underlying Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price or ISO Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

                  (b) ACCELERATION OF OTHERWISE UNEXERCISABLE SARS ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary due to a Disability, (iii) the personal representative of such deceased Participant, or (iv) any other Participant who terminates employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise (within three years of such date of termination of employment, independent contractor arrangement or consulting arrangement, or the Participant's Retirement, Disability or death, as the case may be) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date.

                  (c) FORM OF PAYMENT OF SARS. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Board has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price or ISO Price, as applicable, under the related Stock Option or ISO Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR because the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

                                   ARTICLE IV

                             GRANTING OF ISO OPTIONS

         4.1 GENERAL. With respect to ISO Options granted on or after the effective date of this Plan and intended to qualify as "incentive stock options" as defined in Section 422 of the Code, the provisions of this Article IV shall apply.

         4.2 GRANT AND TERMS OF ISO OPTIONS. ISO Options may be granted only to employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any management employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

                  (a) ISO OPTION PRICE. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Board, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

                  (b) ANNUAL ISO OPTION LIMITATION. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during in any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company and its subsidiary corporations) shall not exceed $100,000.

                  (c) TERMS OF ISO OPTIONS. ISO Options shall be granted on the following terms and conditions: (i) no ISO Option shall be exercisable more than ten years after the date of grant; (ii) the Board shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised; (iii) ISO Options granted shall not be transferable except by will or by the laws of descent and distribution;
         (iv) ISO Options shall be exercisable only by the Participant while actively employed by the Company or a subsidiary, except that (A) any such ISO Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the expiration date of such ISO Option), (B) if a Participant terminates his employment as an employee with the Company or a subsidiary on account of Retirement, such Participant may exercise any ISO Option which is otherwise exercisable at any time within three months of such date of termination and (C) if a Participant terminates his employment with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any ISO Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12 month period following the date of such Participant's Retirement or Disability, then in such event, the rights of the personal representative of such deceased Participant as such relate to any ISO Options granted to such deceased Participant shall be governed in accordance with Subsection 4.1(c) of this Article IV.

                  (d) ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates employment as an employee with the Company or a subsidiary due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise and purchase (within three months of such date of termination of employment as an employee or 12 months in the case of a disabled or deceased Participant) all or any part of the shares of Stock subject to ISO Option on the date of the Participant's Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date.

                  (e) NUMBER OF ISO OPTIONS GRANTED. Subject to the applicable limitations contained in this Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of an ISO Option under this Plan shall not affect any outstanding ISO Option previously granted to a Participant under this Plan.

                  (f) NOTICE TO EXERCISE ISO OPTION. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma.

                                    ARTICLE V

                            OPTIONS NOT QUALIFYING AS
                             INCENTIVE STOCK OPTIONS

         5.1 NON-QUALIFYING OPTIONS. With respect to all or any portion of any Option granted under this Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such option or portion thereof shall be considered a Stock Option granted under this Plan for all purposes. Any Stock Option granted under this Plan that does not qualify as an "incentive stock option" under Section 422 of the Code shall be transferrable unless otherwise limited by the terms to the Stock Option.

                                                                      APPENDIX D

                                AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             LONE WOLF ENERGY, INC.

         Lone Wolf Energy, Inc., a Colorado corporation (this "Corporation"), does hereby certify:

         1. Lone Wolf Energy, Inc., a Colorado corporation, was incorporated on March 4, 1991, and amended and restated its Certificate of Incorporation on August 8, 1997.

         2. This Amendment to the Articles of Incorporation was duly adopted in accordance with the provisions of the Colorado Business Corporation Act (the "Act").

         3. Article I of this Corporation's Certificate of Incorporation is hereby amended to read in its entirety as follows:

                  FIRST. The name of the corporation is:

                               Zenex Telecom, Inc.

         4. In all other respect this Corporation's Articles of Incorporation remains as set forth in the Articles of Incorporation of this Corporation as amended and restated previously on August 9, 1997.

                  IN WITNESS WHEREOF, this Corporation has caused this First Amendment to the Articles of Incorporation to be signed by its Chief Executive Officer and attested by its Secretary this _____ day of _______, 2001.

                                        LONE WOLF ENERGY, INC.


                                        By:
                                           -------------------------------------
                                              Marc W. Newman
                                              Chief Executive Officer
ATTEST:

---------------------------------------
Douglas A. Newman, Secretary

                                                                      APPENDIX E

                             AUDIT COMMITTEE CHARTER
                                       OF
                             LONE WOLF ENERGY, INC.

                              (Adopted May 1, 2001)

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Lone Wolf Energy, Inc. (the "Company") will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. At least a majority of the members of the Committee will meet the independence and experience requirements of the Nasdaq Stock Market, Inc. (the "Nasdaq"). The members of the Committee will be elected annually at the meeting of the full Board following the Company's annual shareholders meeting and will be listed in the annual report to shareholders. One of the members will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. The Committee's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to
(i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (the "SEC"); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides a line of communication between the Company's accounting staff, independent auditors, financial management and the Board. The Committee should have a clear understanding with the Board and the independent accountants that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning it activities.

While the Committee has the responsibilities and powers set forth in this Charter, the Committee's duties do not include the planning or conduct of audits or determination that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Company's management and independent auditors. Furthermore, unless otherwise authorized and approved the Board, the Committee's duties do not require the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee shall meet as frequently as the Committee deems necessary, but not less than one time each year, to carry out it duties and responsibilities. Content of the agenda for each meeting shall be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the Chief Financial Officer, independent auditors and internal accounting staff at least once each year and more frequently as considered appropriate by the Committee.

ATTENDANCE

Committee members will strive to be present at all meetings, either in person or by telephonic communications. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditors and internal accounting staff be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee's duties and responsibilities include the following:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable the Nasdaq and SEC audit committee requirements.

2. Review the Company's management, internal accounting staff and independent auditors the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditors their letter as to the adequacy of such controls.

3. Review with the Company's management, internal audit and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing it financial statements. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal accounting staff and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including the major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

6. Inquire regarding the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Establish a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed by interim quarterly financial statements, and that such notification as required under standards for communication with audit committees is to be made prior to the related press release or, if not practicable, prior to filing quarterly reports with the SEC. Also receive a written confirmation provided by the independent auditors at the end of each of the first and third quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At completion of the annual audit, review with management, internal accounting staff and independent auditors the following:

         o The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and in the annual report filed with the SEC.

         o Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

         o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire regarding the cooperation received by the independent auditors during the audit, including access to all requested records, data and information. Inquire of the independent auditors whether have been any disagreements with management that, is not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

         o Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards ("SAS") 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent auditors concerning their judgment regarding the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

         If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report filed with the SEC.

9. After preparation by management and review by the internal accounting staff and independent auditors, approve the report required under SEC rules and regulations to be included in the Company's annual proxy statement. This Charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

11. Meet with management, internal accounting staff and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent auditors in the form of a letter of comments and recommendations address to the Committee. The Committee should review responses of management to the letter of comments and recommendations of the independent auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of the Company's independent auditors.

13. Review the appointment and replacement of the senior internal accounting staff executives.

14. Review with management, internal audit and independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report, at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to the audit committee related rules of Nasdaq and SEC, statements on auditing standards and other accounting, legal and regulatory provisions.

                                                                      APPENDIX F

                                   ARTICLE 113
                     (SECTIONS 7-113-101 THROUGH 7-113-302)
                                       OF
                      THE COLORADO BUSINESS CORPORATION ACT


PART I - RIGHT OF DISSENT - PAYMENT FOR SHARES

Section 7-113-101 - Definitions

         For purposes of this article:

         (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

         (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

         (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

         (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

         (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

         (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

         (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

Section 7-113-102 - Right to dissent.

         (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party if:

         (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

         (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

         (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

         (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

         (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

         (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

         (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

         (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

         (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

         (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

         (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

         (c) Cash in lieu of fractional shares; or

         (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

         (2) (Deleted by amendment, L. 96, p. 1321, Sections 30, effective June 1, 1996.)

         (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

         (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

         (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103 - Dissent by Nominees and Beneficial Owners.

         (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

         (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

         (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

         (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

PART 2 - PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201 - Notice of dissenters' rights.

         (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

         (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

7-113-202 - Notice of intend to demand payment.

         (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

         (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

         (b) Not vote the shares in favor of the proposed corporate action.

         (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

         (3) A shareholder who does not satisfy the requirements of subsection
         (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203 - Dissenters' notice.

         (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

         (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

         (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

         (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

         (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

         (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

         (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

         (g) Be accompanied by a copy of this article.

7-113-204 - Procedure to demand payment.

         (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

         (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

         (b) Deposit the shareholder's certificates for certificated shares.

         (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

         (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

         (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205 - Uncertificated shares.

         (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

         (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206 - Payment.

         (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

         (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

         (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

         (b) A statement of the corporation's estimate of the fair value of the shares;

         (c) An explanation of how the interest was calculated;

         (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

         (e) A copy of this article.

7-113-207 - Failure to take action.

         (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208 - Special provisions relating to shares acquired after announcement of proposed corporate action.

         (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

         (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

7-113-209 - Procedure if dissenter is dissatisfied with payment or offer.

         (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

         (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

         (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

         (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

         (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

PART 3 - JUDICIAL APPRAISAL OF SHARES

7-113-301 - Court action.

         (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

         (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

         (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

         (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

         (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302 - Court costs and counsel fees.

         (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

         (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

         (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

         (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

--------------------------------------------------------------------------------
PROXY                                                                      PROXY
                             LONE WOLF ENERGY, INC.
                          201 ROBERT S. KERR, SUITE 500
                          OKLAHOMA CITY, OKLAHOMA 73102

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LONE WOLF ENERGY, INC.

         The undersigned hereby appoints Marc W. Newman and Douglas A. Newman as Proxies, each with the power to appoint his substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock,$.001 par value, of Lone Wolf Energy, Inc. (the
"Company") held of record by the undersigned on             , 2001 at the annual
meeting of shareholders to be held at 10:00 a.m. on              , 2001, or any
adjournment thereof.

PROPOSAL ONE   -- To approve the Agreement and Plan of Merger, dated May 4,
                  2001, to cause Lone Wolf to reincorporate in Oklahoma by merging with and into its wholly-owned subsidiary, Zenex Telecom, Inc. A vote "For" will represent a vote for approval of the Agreement and the merger.

                                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

PROPOSAL TWO   -- To approve the Lone Wolf Energy, Inc. 2001 Stock Option Plan.
                  A vote "For" will represent a vote for approval of the Plan.

                                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

PROPOSAL THREE -- To approve amendment of the Company's Certificate of
                  Incorporation to change the Company's name to "Zenex Telecom, Inc." A vote "For" will represent a vote for approval of the amendment.

                                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

PROPOSAL FOUR  -- To re-elect Marc W. Newman and Douglas A. Newman and to elect
                  Brain D. Gustas each for a term ending in 2002 and until each of their respective successors shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

                  Marc W. Newman     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

                  Douglas A. Newman  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

                  Brain D. Gustas    [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

PROPOSAL FIVE  -- To ratify the appointment of Henderson, Sutton & Company, P.C.
                  as the Company's independent accountants for the year ending December 31, 2001. A vote "For" will represent a vote for such ratification and appointment.

                                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

PROPOSAL SIX   -- To approve other business that properly comes before the
                  Annual Meeting or any adjournment or postponement. A vote "For" will represent a vote for approval of the business presented.

                                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE THROUGH SIX.


                                       Please sign exactly as the name appears
                                       to left. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       Date:                      , 2001
                                            ----------------------

                                       -----------------------------------------
                                                       Signature

                                       -----------------------------------------
                                               Signature if held jointly

                                       PLEASE MARK, SIGN, DATE AND RETURN THIS
                                       PROXY PROMPTLY USING THE ENCLOSED
                                       ENVELOPE.